[*Confidential treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with a series of three asterisks [***], has been filed separately with the Securities and Exchange Commission.]

Exhibit 10.7

                 FEASIBILITY STUDY, OPTION AND LICENSE AGREEMENT
                                     between
                          ARDENT PHARMACEUTICALS, INC.

                                       and

                                ALZA CORPORATION

[*Confidential treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with a series of three asterisks [***], has been filed separately with the Securities and Exchange Commission.]

                                TABLE OF CONTENTS

I.       CERTAIN DEFINITIONS...................................................4
II.      MATERIALS TRANSFER AND FEASIBILITY STUDY.............................13
2.1      Materials Delivery and Use...........................................13
2.2      Evaluation Period....................................................14
2.3      Feasibility Study Reports............................................14
2.4      Performance Obligations..............................................14
      2.4.1    ALZA Obligations...............................................14
      2.4.2    Ardent Obligations.............................................15

III.     OPTION...............................................................15
3.1      Option Grant.........................................................15
3.2      Option Fee...........................................................15
3.3      Option Exercise Fee..................................................16
3.4      Exclusivity..........................................................16

IV.      LICENSE..............................................................16
4.1      License Grant........................................................16

V.       CONSIDERATION........................................................16
5.1      Milestone Payments...................................................16
      5.1.1    Intravenous Product or [***] Product...........................16
      5.1.2    Termination of Intravenous Product.............................17
      5.1.3    [***] Product..................................................17
      5.1.4    [***]..........................................................17
5.2      Royalties............................................................17
      5.2.1    Royalty Payments...............................................18
      5.2.2    Intravenous Products...........................................18
      5.2.3    All Other Products.............................................18
      5.2.4    [***]..........................................................18
      5.2.5    Ardent's Responsibilities......................................18
      5.2.6    Payment Procedures.............................................18
      5.2.7    Foreign Exchange...............................................19
      5.2.8     Books; Audit..................................................19

VI.      COLLABORATION COMMITTEE, PRODUCT DEVELOPMENT, CLINICAL
           TRIALS AND REGULATORY APPROVALS....................................20
6.1      Collaboration Committee..............................................20
      6.1.1    Formation......................................................20
      6.1.2    Duties of the Collaboration Committee..........................20
6.2      Product Development..................................................20
6.3      Trademarks...........................................................22
6.4      Regulatory Activities................................................22

VII.     OWNERSHIP AND INTELLECTUAL PROPERTY..................................23
7.1      Ownership............................................................23
7.2      Patent Applications on Ardent Know-How...............................23
7.3      Patent Applications on Program Improvements..........................24
7.4      Cooperation..........................................................24
7.5      Public Disclosure....................................................25
7.6      Patent Filing Procedures.............................................25

VIII.    INFRINGEMENT BY OR CLAIMS AGAINST THIRD PARTIES......................25
8.1      Notices..............................................................26
8.2      Control of Defense...................................................26

[*Confidential treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with a series of three asterisks [***], has been filed separately with the Securities and Exchange Commission.]

IX.      INFRINGEMENT OF THIRD PARTY RIGHTS...................................27
9.1      Third Party Claims...................................................27
9.2.     Payments to Third Parties............................................27

X.       OPTION TO ADDITIONAL COMPOUNDS.......................................28
10.1     Additional Compounds.................................................28

XI.      REPRESENTATIONS AND WARRANTIES.......................................29
11.1     Representations and Warranties of Both Parties.......................29
11.2     Representations and Warranties of Ardent.............................30
11.3     Mutual Limitations on Warranties.....................................30

XII.     COVENANTS............................................................30
12.1     Covenants of the Parties.............................................31
12.2     Ardent Covenants.....................................................31
12.3     ALZA Covenant........................................................32

XIII.    CONFIDENTIAL INFORMATION.............................................32
13.1     Confidentiality......................................................32
13.2     Disclosure to Investors; Public Announcements........................33
13.3     Required Disclosure..................................................33

XIV.     TERM AND TERMINATION.................................................34
14.1     Term.................................................................34
14.2     Termination by Ardent................................................34
14.3     Termination by ALZA..................................................35
14.4     Effect of Termination Pursuant to Section 14.2 or 14.3(a)............35
14.5     Additional Effect of Termination Pursuant to Section 14.3(a)
           After Exercise of Option...........................................37
14.6     Effect of Termination Pursuant to Section 14.3(b), 14.3(c),
           14.3(d), or 14.3(e)................................................37
14.7     Effect of Termination on Rights to Additional Compounds..............38
14.8     Other Residual Rights................................................39
14.9     Disposal of Inventory................................................40
      14.9.1      Commercial Products.........................................40
      14.9.2      Compound Inventory..........................................40
14.10    Preservation of Rights Upon Termination..............................41

XV.      INDEMNIFICATION AND LIMITATION OF LIABILITY..........................41
15.1     Indemnification by ALZA..............................................41
15.2     Indemnification by Ardent............................................41
15.3     Conditions of Indemnification of Third-Party Claims..................41
15.4     Insurance............................................................42
15.5     Settlements..........................................................42
15.6     Disclaimer of Consequential Damages..................................43

XVI.     CO-PROMOTION RIGHTS..................................................43
16.1     Exercise of Co-Promotion Rights......................................43
16.2     Co-Promotion of Additional Compounds.................................43

XVII.    COMPOUND SUPPLIES....................................................43

XVIII.   MISCELLANEOUS........................................................44
18.1     [***]..................................................................
18.2     Rights in Bankruptcy.................................................44
18.3     Governing Law........................................................45
18.4     Arbitration..........................................................46
18.5     Assignment and Binding Effect........................................46
18.6     Relationship of the Parties..........................................46
18.7     Notices..............................................................46

[*Confidential treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with a series of three asterisks [***], has been filed separately with the Securities and Exchange Commission.]

18.8     Waivers..............................................................47
18.9     Entire Agreement.....................................................47
18.10    Amendment............................................................47
18.11    Severability.........................................................47
18.12    Counterparts.........................................................47
18.13    [***]..................................................................
18.14    Headings and References..............................................47
18.15    No Strict Construction...............................................47


                 FEASIBILITY STUDY, OPTION AND LICENSE AGREEMENT

      This Feasibility Study, Option and License Agreement (the "Agreement") is made as of November 2, 2004 (the "Effective Date") by and between Ardent Pharmaceuticals, Inc. ("Ardent") and ALZA Corporation ("ALZA").

                                                                        RECITALS

      A. Ardent is the owner of a compound identified as DPI-125, as well as certain intellectual property related to the compound.

      B. ALZA is the owner of certain proprietary controlled drug delivery systems.

      C. ALZA wishes to have access to the compound and other materials in order for ALZA and its affiliates to evaluate the compound and the possible use of the compound with the ALZA systems and to obtain an option to license the compound (and related additional compounds) pursuant to this Agreement.

      D. Ardent has expressed an interest for ALZA to be involved in the development of potential successor compounds in the field of Delta/Mu Opioid Receptor Agonists (as defined herein) and ALZA is willing to evaluate its interest in the further development and/or commercialization of such Delta/Mu Opioid Receptor Agonists in accordance with the mechanisms set forth in this Agreement.

      NOW, THEREFORE, the parties agree as follows:

                             I. CERTAIN DEFINITIONS

   For purposes of this Agreement, the following definitions apply:

      1.1 "Act" will mean the United States Food, Drug and Cosmetic Act of 1938, as amended from time to time, and its implementing regulations.

      1.2 "Additional Compound" will be as defined in Article X.

      1.3 "Additional Compound License Agreement" will be an agreement between the parties for an exclusive license to an Additional Compound substantially in the same form as this Agreement but revised as described on Exhibit I.

      1.4 "Additional Compound Notice" will be as defined in Article X.

[*Confidential treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with a series of three asterisks [***], has been filed separately with the Securities and Exchange Commission.]

      1.5 "Affiliate" will mean a corporation or any other entity that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the designated party, but only for so long as the relationship exists. For purposes of this definition, control will mean ownership of shares of stock having at least 50% of the voting power entitled to vote for the election of directors in the case of a corporation.

      1.6 "ALZA's Manufacturing Cost" means ALZA's cost of manufacturing as more fully described in Exhibit L.

      1.7 "Application for Regulatory Approval" will mean each application accepted for filing by a Regulatory Authority to obtain Regulatory Approval in the Territory.

      1.8 "Ardent Intellectual Property" will mean Ardent Patents and Ardent Know-How.

      1.9 "Ardent Know-How" will mean all know-how and information relating to or regarding the Compound that is Confidential Information, including but not limited to clinical, technical, scientific and medical information, know-how, methods, inventions, practices and trade secrets, quality control information and procedures, pharmacological, toxicological and clinical test data and results and regulatory information, and [***], in each case, which know-how and information (i) Ardent Controls prior to the Effective Date, or (ii) is developed or acquired by Ardent after the Effective Date outside the Program without the use of Program Improvements. Ardent Know-How will not include any know-how or information regarding New Compounds or Additional Compounds except to the extent that such know-how or information relates to or is regarding the Compound.

      1.10   "Ardent's   Manufacturing   Cost"  will  mean   Ardent's   cost  of
manufacturing as more fully described in Exhibit E.

      1.11 "Ardent Patents" will mean: (a) the patents set forth on Exhibit A hereto; (b) any applications for patents listed in Exhibit A hereto, and any divisional, continuation, or continuation-in-part of any such application, and any patent which will issue based on such application, divisional, continuation or continuation-in-part; (c) any application for patent filed hereafter by or patent issued hereafter to Ardent in any jurisdiction claiming priority to any application for patent or any patent identified in clauses (a) or (b) above; and
(d) all patents issued to and applications for patent filed by Ardent in accordance with the provisions of Section 7.2. "Ardent Core Patents" will mean [***]. "Ardent Secondary Patents" will mean [***].

      1.12 [***].

      1.13 "Claim" will mean any action, appeal, petition, plea, charge, complaint, claim, suit, demand, litigation, arbitration, mediation, hearing, inquiry, investigation or similar event, occurrence, or proceeding.

      1.14 [***].

      1.15 "Collaboration Committee" will mean the committee described in
Section 6.1.

[*Confidential treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with a series of three asterisks [***], has been filed separately with the Securities and Exchange Commission.]

      1.16 "Commercially Reasonable and Diligent Efforts" will mean with respect to the research, development, manufacture, regulatory approval and commercialization of the Compound and of Products, such efforts and resources as are consistent with the efforts and resources that ALZA devotes to similar products in similar product lifecycle positions, taking into consideration conditions then prevailing with respect to the applicable Products and the relevant potential markets, which considerations may (but are not required) to include a Product's safety and efficacy data, its cost to develop, the competitiveness of alternative products, its proprietary position, the likelihood of regulatory approval, its sales potential or its profitability; [***].

      1.17 "Compound" will mean the Delta/Mu Opioid Receptor Agonist compound known as DPI-125 and described in Exhibit C. "Compound" will include any compounds with alternative names but with the same chemical structure as the DPI-125 Compound. "Compound" will also include any racemate, salts, solvates and crystalline polymorphs of DPI-125 as well as any chemical compounds that are transformed following introduction into or onto the body of a mammal into therapeutic levels of DPI-125, its racemate, salts, solvates, crystalline polymorphs or any of its active metabolites.

      1.18 "Compound Specifications" will mean the lot clearance specifications for Compound to be provided by Ardent hereunder, as agreed in writing by the parties and as may be revised from time to time by mutual agreement of the parties.

      1.19 "Confidential Information" will mean

            in the case of Ardent, all know-how and information relating to or regarding the Compound, including but not limited to clinical, technical, scientific and medical information, know-how, methods, inventions, practices and trade secrets, quality control information and procedures, pharmacological, toxicological and clinical test data and results and regulatory information, and the [***], in each case, which know-how and information (i) Ardent Controls prior to the Effective Date, or (ii) is developed or acquired by Ardent after the Effective Date outside the Program without the use of [***]; information and know-how regarding New Compounds or Additional Compounds if Controlled by Ardent pursuant to
      Article X; and financial or other non-scientific or non-technical business information regarding Ardent disclosed to ALZA for the purposes described in this Agreement; and

            in the case of ALZA, Program Improvements and any and all know-how and information relating to Systems or Products or other ALZA products (whether commercialized or in development), or the use, manufacturing or commercialization of any of the foregoing, or related clinical or regulatory affairs, the results of the Feasibility Studies, any information and know-how regarding New Compounds or Additional Compounds if Controlled by ALZA pursuant to Article X, and any financial or other non-scientific or non-technical business information regarding ALZA or its Affiliates disclosed to Ardent for the purposes described in this Agreement,

[*Confidential treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with a series of three asterisks [***], has been filed separately with the Securities and Exchange Commission.]

            in each case, which is (x) related to the subject matter of this Agreement and (y) is either (i) Controlled by a party hereto or any of its Affiliates and made available by one party or its Affiliates to the other party or its Affiliates pursuant to this Agreement or (ii) is generated pursuant to the Program. Confidential Information will be deemed not to include:

            (a) information which is or becomes part of the public domain through no breach of this Agreement by the recipient or any of its Affiliates;

            (b) information which the recipient can demonstrate by its written records was known by the recipient or any of its Affiliates prior to the disclosure thereof by the disclosing party;

            (c) information which is independently developed by the recipient or any of its Affiliates, so long as such development does not result from use of or knowledge of Confidential Information of the other party, and such independent development can be demonstrated from written records of the party claiming such independent development or any of its Affiliates; and

            (d) information that becomes available to the receiving party or any of its Affiliates on a non-confidential basis, whether directly or indirectly, from a Third Party who has the right to make such disclosure.

If a party discloses to the other party in writing any know-how or information the disclosing party intends to be treated as Confidential Information, the disclosing party will identify such know-how or information as confidential at the time it discloses such know-how or information in writing to the other party. If a party discloses to the other party visually or orally know-how or information which it intends to be treated as Confidential Information, the disclosing party will, within 30 days after making such disclosure, summarize in writing the know-how or information it intends to be treated as Confidential Information (referencing the place and date of disclosure and the names of the other party's representatives to whom such disclosure was made, and including therein a description of the information disclosed), and provide a copy of such summary to the receiving party. The fact that a particular item of know-how or information does not at the time of disclosure or generation qualify as (or subsequently ceases to qualify as) Confidential Information by virtue of one or more of the exclusions specified in the definition of Confidential Information set forth herein (the "Excluded Item") will not relieve the party who obtained or received the Excluded Item from that party's obligation of confidentiality and non-use as to any other item of Confidential Information of the other party or as to the relationship of the Excluded Item to any other item of Confidential Information of the other party. 1.20 "Confidentiality Agreements" will mean the Confidentiality Agreements between [***].

      1.21 "Control" or "Controlled" will mean with respect to any compound, material, information or intellectual property right, that the party owns or has a license to such compound, material, information or intellectual property right and has the ability to grant to the other party access, a license or a sublicense (as applicable under this Agreement) to such compound, material, information or intellectual property right as provided for herein without violating the terms of any agreement or other arrangements with any Third Party existing at the time such party would be first required hereunder to grant the other party such access, license or sublicense.

[*Confidential treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with a series of three asterisks [***], has been filed separately with the Securities and Exchange Commission.]

      1.22 "Co-Promotion Agreement" will mean the agreement regarding the promotion of Intravenous Product, attached to this Agreement as Exhibit G.

      1.23 "Co-Promotion" will mean the promotion of Intravenous Product through Ardent's and ALZA's (or ALZA's Affiliate's) respective sales forces in the Co-Promotion Territory as further described in the Co-Promotion Agreement.

      1.24 "Co-Promotion Territory" will mean the United States (including its territories, commonwealths and possessions).

      1.25 "Damages"  will mean all damages  (excluding  damages  referred to in
Section 15.6), losses, liabilities, payments, amounts paid in settlement, obligations, fines, penalties, costs, expenses of any kind or nature whatsoever incurred or paid in connection with any Claim or threatened Claim (including without limitation reasonable fees and expenses of outside attorneys, accountants and other professional advisors and of expert witnesses and other costs of investigation, preparation and litigation in connection with such Claim or threatened Claim).

      1.26 [***].

      1.27 [***].

      1.28 "Delta/Mu Opioid Receptor Agonist" will mean a compound that has all of the following properties: (a) in vitro receptor binding activity [***]; and
(b) in vitro agonist activity [***].

      1.29 "Development and Commercialization Plan" will mean each written plan for the development of each Product developed under this Agreement, as amended or supplemented from time to time.

      1.30 "Development Costs" will mean ALZA's (and its Affiliates') costs in developing a Product as more fully described in Exhibit K.

      1.31 [***].

      1.32 "Discontinuation Notice" will be as defined in Section 6.2.3.

      1.33 "Discontinued Product" will be as defined in Section 6.2.3.

      1.34 "Elan" will mean collectively, Elan Corporation, PLC, Elan International Services, Ltd., Elan Pharma International Limited, and any of their Affiliates.

      1.35 "Elan Agreements" will mean the License and Financing Agreements by and Among Elan Corporation, PLC, Elan International Services, Ltd., Elan Pharma International Limited, Ardent (formerly Delta Pharmaceuticals, Inc.), and Delta Newco, Ltd., each dated as of October 19, 1999, and the License and Financing Agreements By and Among the same parties (but with Delta Newco II, Ltd., in place of Delta Newco, Ltd.) dated as of April 14, 2000.

      1.36 "EMEA" will mean the European  Agency for the Evaluation of Medicinal
Products,   or  any   successors  to  its   responsibilities   with  respect  to
pharmaceutical products, such as the Products.

[*Confidential treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with a series of three asterisks [***], has been filed separately with the Securities and Exchange Commission.]

      1.37 "Evaluation Period" will mean the period of time provided for ALZA to conduct the Feasibility Studies as described in Section 2.2.

      1.38 "Excluded Item" will be as defined in Section 1.19.

      1.39 [***].

      1.40 "FDA" will mean the United States Food and Drug Administration or any successors to its responsibilities with respect to pharmaceutical products, such as the Products.

      1.41 "Feasibility Studies" will mean the studies described on Exhibit D attached hereto as may be revised from time to time during the Evaluation Period by ALZA.

      1.42 "Field" will mean all uses and indications, including human and veterinary.

      1.43 [***].

      1.44 "First Commercial Sale" will mean, with respect to a Product in a country, the initial transfer of a Product billed or invoiced by ALZA (or one of its Affiliates or sublicensees) to a non-sublicensee Third Party. Sales in such country for clinical study purposes or compassionate, named patient use or under treatment IND programs or similar uses will not constitute a First Commercial Sale, nor will a commercial sale in another country if such Product is then imported by a Third Party into such country.

      1.45 "GlaxoSmithKline" will mean GlaxoSmithKline, The Welcome Foundation Ltd. and any of their Affiliates.

      1.46 "GMPs" will mean current Good Manufacturing Practices as defined from time to time by the Act and related regulations or any successor laws or regulations governing the manufacture, handling, storage and control of the Compound in the United States.

      1.47 "GSK Agreement" will mean the Assignment Agreement between GlaxoSmithKline (formerly Glaxo Wellcome, Inc.), The Wellcome Foundation Ltd. and Ardent (formerly Delta Pharmaceuticals, Inc.) dated January 1, 1996.

      1.48 "Intravenous Product" will mean any Product designed to introduce the Compound intravenously, intramuscularly, subcutaneously, epidurally or otherwise into the body of a patient through a needle; provided, however that Intravenous Product will not include any Product introduced into the body of a patient by means of a pump designed for chronic intrathecal delivery, a depot injection designed to deliver drugs over a period of days, weeks or months, or a transdermal microprojection delivery System designed to deliver drugs into the skin.

      1.49 "Isomer Patent" will mean a United States patent (1) having one or more composition of matter claims that would be infringed by making, using, importing or selling Compound, and (2) claiming priority to United States Provisional Patent Application [***].

      1.50 "License" will mean the licenses described in Article IV.

      1.51 "Milestone Due Date" will be as defined in Section 5.1.4.

      1.52  "Milestone  Measurement  Commencement  Date"  will be as  defined in
Section 5.1.4.

      1.53 "Milestone Reduction Condition" will be as defined in Section 5.1.4.

[*Confidential treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with a series of three asterisks [***], has been filed separately with the Securities and Exchange Commission.]

      1.54 "NDA" will mean, for a particular Product, its United States New Drug Application, filed with the FDA, as such application may be amended or supplemented from time to time.

      1.55 "Net Sales" will mean the gross amount billed or invoiced by ALZA (or its Affiliates or sublicensees) or Ardent (or its Affiliates or sublicensees), as the case may be, on sales of Products to non-sublicensee Third Parties less:
(i) all bona fide allowances for returns, rebates, chargebacks, provisions for bad debts determined in accordance with GAAP, and discounts actually given to and taken by non-sublicensee Third Parties such allowances to be adjusted to actual on a periodic basis, no less frequently than annually; (ii) all costs of shipping, freight, transportation and insurance for the Product, but only to the extent that such costs are included in ALZA's or Ardent's (or their Affiliate's or sublicensee's) invoice price to its customers for the Product; and (iii) all sales, use, excise and other taxes and compulsory payments to governmental authorities that are included in ALZA's or Ardent's (or their Affiliate's or sublicensee's) invoice price to its customers for the Product.

      1.56 "New Compound" will be as defined in Article X.

      1.57 [***].

      1.58 "Option" will be as defined in Section 3.1.

      1.59 "Option Exercise Fee" will be as defined in Section 3.3.

      1.60 "Option Expiration Date" will be as defined in Section 3.1.

      1.61 [***].

      1.62 "Option Fee" will be as defined in Section 3.2.

      1.63 "Option Term" will be as defined in Section 3.1.

      1.64 "Ongoing Product" will be as defined in Section 6.2.3.

      1.65 "Oral Product" will mean any Product introduced into the body of a mammal orally from which the Compound is delivered and absorbed into the body primarily in the intestinal tract.

      1.66 "Orange Book" will mean the current edition of the FDA publication entitled "Food and Drug Administration Center for Drug Evaluation and Research Approved Drug Products with Therapeutic Equivalence Evaluations," as it may be updated by the FDA from time to time.

      1.67 [***].

      1.68 [***].

      1.69."Other Information" will mean (a) information relating to a disapproval or cancellation of Regulatory Approval of a Product by the relevant Regulatory Authority of any jurisdiction; (b) information on modifications required to be made in the contents of a Regulatory Approval of a Product or an application therefor in any jurisdiction in order to prevent, or to warn against risks of, death, bodily harm or other severe adverse event; (c) information on withdrawal of a Product from the marketplace in any jurisdiction; (d) information on important revisions of the warnings or precautions in the usage of a Product as set forth in the labeling pursuant to a Regulatory Approval or an application therefor in any jurisdiction; and (e) any information related solely to a Product which would reasonably be expected to adversely impact the continued development or marketing of a Product in any jurisdiction.

[*Confidential treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with a series of three asterisks [***], has been filed separately with the Securities and Exchange Commission.]

      1.70 "Other Product" will mean any Product other than an Intravenous Product, an Oral Product or a Transdermal Product.

      1.71 "Phase I Clinical Studies" will mean those studies that include the initial introduction of a drug into humans to determine the metabolic and pharmacologic actions of a drug in humans, the side effects associated with increasing doses and if possible to gain early evidence on effectiveness. Phase I Clinical Studies may also evaluate drug metabolism, structure-activity relationships, and the mechanism of action in humans. Phase I Clinical Studies will not include Phase I clinical studies designed to evaluate parameters regarding a transdermal drug delivery system other than pharmacokinetic and pharmacodynamic parameters of the Compound, such as suitability of adhesives, skin tolerability or irritation.

      1.72 "Phase II Clinical Studies" will mean early controlled human clinical studies conducted to obtain some preliminary data on the appropriate dose range and effectiveness of a drug in a disease or condition under study and to help determine the common short-term side effects and risks associated with a product. "Phase IIa Clinical Studies" will mean clinical studies primarily designed to determine the common short-term side effects and risks associated with a Product, but may also evaluate whether a Product affects an indicator or surrogate marker of clinical or pharmacological activity, and may suggest ranges of efficacious doses. For purposes of this Agreement a Phase IIa Clinical Study will involve [***]. Phase IIa Clinical Studies may also seek to determine ranges of efficacious doses of a Product by comparing the Product to ranges of doses of other products with known effectiveness and safety. "Phase IIb Clinical Studies" will mean controlled clinical studies conducted to evaluate the dose-dependent effectiveness of and determine the common short-term side effects and risks associated with a Product. For purposes of this Agreement a Phase IIb Clinical Study will [***]. Phase IIb Clinical Studies will provide efficacy data and appropriate dosing for inclusion in Phase III Clinical Studies that follow. Phase IIb Clinical Studies will not include Phase IIa Clinical Studies.

      1.73 "Phase III Clinical Studies" will mean expanded and controlled human clinical studies involving administration of a drug to sufficient numbers of human patients with the goal of establishing that a drug is safe and efficacious for its intended use, to define warnings, precautions and adverse reactions that are associated with the drug or label expansion of such drug, and to be considered as a pivotal study for submission of an NDA.

      1.74 [***].

      1.75 "Product" will mean any pharmaceutical preparation which incorporates Compound, including any formulation thereof, such as intravenous, transdermal, oral or other dosage forms.

      1.76  "Product   Marks"  will  mean  the  trademark  or  trademarks   used
exclusively for the Products described in Section 14.4.5.

[*Confidential treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with a series of three asterisks [***], has been filed separately with the Securities and Exchange Commission.]

      1.77 "Program" will mean all activities related to the development and commercialization of the Compound and the Products performed by or on behalf of Ardent or ALZA pursuant to this Agreement; provided, however, that the Program will not include any activities related to New Compounds or Additional Compounds which activities are addressed in Article X.

      1.78 "Program Improvements" will mean any and all inventions, developments, results, know-how and other information, including but not limited to clinical, technical, scientific and medical information, know-how, methods, inventions, practices and trade secrets, quality control information and procedures, pharmacological, toxicological and clinical test data and results and regulatory information and all intellectual property relating to any of the foregoing, that is developed by or on behalf of ALZA (or its Affiliates) or Ardent (or its Affiliates) or jointly by ALZA and Ardent or any of their Affiliates, in connection with the Program; provided, however, that Program Improvements will not include Ardent Intellectual Property or Ardent Confidential Information.

      1.79 "Quarter" will mean each one of four time periods in any calendar year comprising approximately a three-month period which will be determined in accordance with the Johnson & Johnson Universal Calendar. The 2004 and 2005 Calendar is attached hereto as Exhibit F. For any year during this Agreement after 2005, ALZA will provide Ardent with the then current Johnson & Johnson Universal Calendar as requested by Ardent.

      1.80 [***].

      1.81 "Regulatory Approval" will mean (a) in the United States, written notice or other written evidence of marketing approval by the FDA based on approval of an NDA and satisfaction of any related applicable FDA registration and notification requirements (if any) and (b) in any other country in the Territory, written notice or other written evidence of marketing approval by the Regulatory Authority having jurisdiction in such country of a single application or set of applications comparable to an NDA and satisfaction of any related applicable regulatory and notification requirements, if any, together with any other approval necessary to make and sell a pharmaceutical product commercially in such country including, where necessary or applicable, satisfactory labeling and pricing approval, and, if necessary for commercialization of a pharmaceutical or biological therapeutic product, governmental or Third Party reimbursement approval and/or inclusion on any governmental formularies effective in such country; provided, however, that if the First Commercial Sale in a specific country occurs prior to receipt of such pricing or reimbursement approval or inclusion in such formularies for such country, then Regulatory Approval will be deemed to have been obtained.

      1.82 "Regulatory Authority" will mean the agency, if any, of the national government of any country with which a pharmaceutical or biological therapeutic product must be registered or by which a pharmaceutical or biological therapeutic product must be approved prior to its manufacture, use or sale in such country.

      1.83 "Royalty Report" will be as defined in Section 5.2.6.

[*Confidential treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with a series of three asterisks [***], has been filed separately with the Securities and Exchange Commission.]

      1.84 [***].

      1.85 [***].

      1.86 [***].

      1.87 "System" will mean any drug delivery system developed by or on behalf of ALZA or any of its Affiliates or otherwise used by ALZA or its Affiliates in developing products, including anything that affects the pharmacodynamics, pharmacokinetics, stability or absorption of a drug or the formulation of a drug for use in such drug delivery system.

      1.88 "Term" will be as defined in Section 14.1.

      1.89 "Territory" will mean the world.

      1.90 "Third Party" will mean any individual, estate, trust, partnership, joint venture, association, firm, corporation, company or other entity, other than Ardent or ALZA or an Affiliate of Ardent or ALZA or an individual who at the time an issue arises hereunder is an employee of Ardent or ALZA or an Affiliate of Ardent or ALZA.

      1.91 "Trademark License Agreement" will be an agreement in the form attached hereto as Exhibit M.

      1.92 "Transdermal Product" will mean any Product designed to introduce the Compound into the body of a mammal by means of a passive diffusion transdermal System. Transdermal Product will not include Products that transport the Compound through the skin primarily by means of an active driving force, such as iontophoresis, electroporation, sonication, ballistic delivery, or utilize microprojections to accomplish delivery of the Compound.

      1.93 [***].

      1.94 "Valid Claim" will mean any claim of an issued and unexpired patent which has neither been held unenforceable, unpatentable nor invalid by a final decision of a court or a governmental agency of competent jurisdiction (including without limitation any competent patent office), from which no further appeal is possible nor been admitted by the holder of the patent application or the patent to be invalid or unenforceable through reissue, disclaimer or otherwise.

                  II. MATERIALS TRANSFER AND FEASIBILITY STUDY

      2.1 Materials Delivery and Use.

            2.1.1 Promptly after execution of this Agreement, Ardent will supply to ALZA such quantities of Compound and other related materials as are described in Exhibit D, together with such Ardent Know-How as may be necessary, in order for ALZA to evaluate the Compound pursuant to the Feasibility Studies. Ardent will supply ALZA from time to time with such additional quantities of Compound as the parties reasonably agree are necessary to complete the Feasibility Studies as ALZA may reasonably request. All Compound will meet the Compound Specifications and will be supplied to ALZA [***]. Ardent Know-How to be provided to ALZA will include a Material Safety Data Sheet and all relevant information available and known to Ardent concerning the safety, handling, use, disposal and environmental effects of the provided Compound. Ardent will complete and return ALZA's Safety and Environmental Evaluation Questionnaire for the provided Compound. Solely for the purpose of conducting the Feasibility Studies, Ardent hereby grants to ALZA (a) the exclusive right and license (except as to Ardent in accordance with the terms of this Agreement) to use the Compound in the Territory during the Option Term and (b) the nonexclusive right and license to use the other related materials described in Exhibit D and Ardent Know-How in the Territory during the Option Term.

[*Confidential treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with a series of three asterisks [***], has been filed separately with the Securities and Exchange Commission.]

            2.1.2 [***].

      2.2 Evaluation Period. ALZA will have a period of one (1) year from the date on which [***] (as it may be extended as described below, the "Evaluation Period") to perform the Feasibility Studies; provided, however, that if ALZA (and its Affiliates) is unable to complete the Feasibility Studies in such one
(1) year period due to delays from the delivery schedule specified in Exhibit D in shipments of Compound meeting the Compound Specifications during such year, the period of time will be extended by an amount of time equal to the length of the delay(s) in the shipments of Compound meeting the Compound Specifications. Ardent will use commercially reasonable efforts to provide additional quantities of Compound to ALZA as described in Section 2.1.1 above, but delivery of quantities of Compound in addition to those quantities described in Exhibit D will not extend the Evaluation Period unless agreed to by Ardent in writing. ALZA will own the results of the Feasibility Studies, which will be ALZA Confidential Information.

      2.3 Feasibility Study Reports. If ALZA does not exercise its Option during the Option Term [***], then after written request by Ardent, (i) ALZA will provide Ardent with all final study reports of the results of the Feasibility Studies generated by or on behalf of ALZA regarding the Compound and (ii) effective as of the date the first such final study report is provided to Ardent, ALZA hereby grants to Ardent a [***] license to use the final study reports, and the data included therein solely in connection with the manufacture, use and sale of the Compound and any Product; provided, however, that such license will be limited to the data generated from the Feasibility Studies and will not include any other information (such as formulation information) of any Product evaluated and will not include a license to any ALZA patents; provided, further, that if any Regulatory Authority requests an audit of the Feasibility Studies that generated such data, ALZA will cooperate with all reasonable requests for support and assistance in connection with such audit at Ardent's expense. If ALZA does exercise its Option during the Option Term [***], ALZA will provide Ardent with the results of the Feasibility Studies in confidence through the Collaboration Committee and Ardent will not have any license to such information, unless and until Ardent becomes entitled to such a license pursuant to another provision of this Agreement.

      2.4 Performance Obligations.

            2.4.1 ALZA Obligations.

[*Confidential treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with a series of three asterisks [***], has been filed separately with the Securities and Exchange Commission.]

                  (a) ALZA will commence the Feasibility Studies promptly after [***] and will use Commercially Reasonable and Diligent Efforts to complete the Feasibility Studies during the Evaluation Period; provided, however, that during the Evaluation Period ALZA will have the right to discontinue the Feasibility Studies and terminate this Agreement at any time on 30 days written notice to Ardent. Upon the earlier of the completion of the Option Term [***], if ALZA has not exercised the Option, at Ardent's request, ALZA will return or cause to be returned to Ardent or destroy or cause to be destroyed all unused Compound and all physical embodiments of Ardent Confidential Information, and a senior officer of ALZA will certify to Ardent that all such items have been so returned or destroyed; provided, however, that ALZA may keep one complete record of Ardent Confidential Information for the sole purpose of complying with applicable laws or regulations and its continuing obligations under this Agreement. Notwithstanding the foregoing, if Ardent requests in writing that ALZA return to Ardent all unused Compound, ALZA will return or cause to be returned to Ardent the unused Compound and Ardent will reimburse ALZA its costs of returning the Compound and the amounts ALZA paid to Ardent for such returned Compound.

                  (b) ALZA will be responsible for compliance by it and its Affiliates with all federal, state and local laws, rules and regulations applicable to the Feasibility Studies.

            2.4.2 Ardent Obligations. Ardent may conduct [***]. If Ardent chooses to conduct [***], Ardent will use commercially reasonable efforts to commence and to complete [***] as promptly as practicable. If [***] is completed during the Option Term or after ALZA has been granted the license pursuant to
Section 4.1, Ardent will provide to ALZA [***] within 60 days after the completion of [***]. If ALZA exercises (or has previously exercised) the Option, [***] will be deemed licensed to ALZA as Ardent Know-How.

                                   III. OPTION

      3.1 Option Grant. Ardent hereby grants to ALZA an exclusive, irrevocable option to obtain the exclusive license specified in Section 4.1 hereof on the terms and conditions specified in this Agreement (the "Option"). The Option may only be exercised by the delivery to Ardent by ALZA of written notice of exercise during the Option Term [***]. The term of the Option (the "Option Term") will begin on the Effective Date and will end on the date (the "Option Expiration Date") that is the earlier of the following (a) or (b): (a) the date that is the later of (i) [***] days following the last date of the Evaluation Period or (ii) if Ardent [***] during the Evaluation Period, [***] days following the date of [***]; and (b) the effective date of termination of this Agreement [***]. Failure by ALZA to exercise the Option on or prior to the later of the Option Expiration Date [***] will result in the automatic termination of this Agreement (including the Option) on the first date following the later of the Option Expiration Date [***], and the effect of such termination will be as described in Section 2.3.

[*Confidential treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with a series of three asterisks [***], has been filed separately with the Securities and Exchange Commission.]

      3.2 Option Fee. In  consideration  of the grant of the Option by Ardent in
Section 3.1 above, ALZA will pay to Ardent a non-refundable non-recoupable, non-creditable [***], fee of one million two hundred and fifty thousand dollars ($1,250,000). Such payment will be made by wire transfer, to an account specified in writing by Ardent, within ten (10) business days after ALZA's receipt of this fully executed Agreement.

      3.3 Option Exercise Fee. Within ten (10) business days after the date on which ALZA notifies Ardent in writing that it is exercising its Option pursuant to Section 3.1 above, ALZA will pay Ardent [***].

      3.4 Exclusivity. During the Option Term [***], except as otherwise contemplated in this Agreement, Ardent will not (i) develop or commercialize, directly or indirectly, alone or with any Third Party, any Product or (ii) negotiate with any Third Party or grant any Third Party any rights to develop or commercialize any Product.

                                   IV. LICENSE

      4.1 License Grant. If ALZA exercises its Option within the Option Term [***], then effective upon the date ALZA pays to Ardent [***] the applicable Option Exercise Fee and in consideration of the payment of the Option Exercise Fee and the royalties and the milestone payments and other consideration, Ardent grants ALZA the exclusive right and license, with the right to sublicense, under all Ardent Intellectual Property to make, have made, use, import, offer to sell, sell, and have sold, Compound and Products in the Field in the Territory (subject only to Ardent's right to engage in Co-Promotion under Article XVI and Ardent's obligation to supply Compound to ALZA under Article XVII) (the "License").

                                V. CONSIDERATION

As partial consideration for the rights and licenses granted to ALZA in this Agreement, ALZA agrees to pay the following amounts:

      5.1 Milestone Payments. In addition to (and not in lieu of) royalty payments due under this Agreement, ALZA will pay Ardent the following one-time milestone payments no later than [***] the occurrence of each of the following events:

            5.1.1 Intravenous Product or [***] Product. Milestone payments for the first Intravenous Product and any [***] Product will not exceed the sum of [***] in aggregate, payable according to the following schedule. Milestone payments, when made, will be non-refundable non-recoupable and non-creditable [***]. Each payment will be dependent upon the attainment of the specified milestone event and will only be payable once no matter how many Products attain such specified milestone event:

                  (a) [***].

                  (b) [***].

[*Confidential treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with a series of three asterisks [***], has been filed separately with the Securities and Exchange Commission.]

                  (c) [***].

                  (d) [***].

                  (e) [***].

                  (f) [***].

                  (g) [***].

                  (h) [***].

            5.1.2 Termination of Intravenous Product. Notwithstanding anything in Section 5.1.1 to the contrary, if ALZA ceases development of the Intravenous Product pursuant to Section 6.2.3, and Ardent elects to continue to develop and commercialize the Intravenous Product, then as of such date, ALZA will not make any additional milestone payments to Ardent under Section 5.1.1.

            5.1.3 [***] Product. Milestone payments for the first [***] will not exceed the sum [***] in aggregate, payable according to the following schedule. Milestone payments, when made, are non-refundable non-recoupable and non-creditable [***]. Each payment will be dependent upon the attainment of the specified milestone event and will only be payable once no matter how many Products attain such specified milestone event:

                  (a) [***].

                  (b) [***].

                  (c) [***].

                  (d) [***].

                  (e) [***].

                  (f) [***].

                  (g) [***].

                  (h) [***].

                  (i) [***].

            5.1.4 [***].

                  (a) Notwithstanding anything in the Agreement to the contrary, but subject to the remainder of this Section 5.1.4, if at any time after the date which is [***] (the "Milestone Measurement Commencement Date"), an event occurs that triggers a particular milestone payment as described in Section 5.1 and if at the time of such occurrence (the "Milestone Due Date"), one of the following conditions exists (each a "Milestone Reduction Condition") [***], then ALZA will have the right to reduce the milestone payment amount payable to Ardent for such event by [***]; provided, however, that if the Milestone Reduction Condition relates to a particular country, then the only milestone payment which will be reduced will be the milestone payment for that country. In all other cases, ALZA will pay Ardent the full milestone payment amount set forth for such event in accordance with the relevant provision of this Agreement.

[*Confidential treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with a series of three asterisks [***], has been filed separately with the Securities and Exchange Commission.]

                  (b) [***].

      5.2 Royalties.

            5.2.1 Royalty Payments. Subject to the terms and conditions of this Agreement and in partial consideration of the licenses granted to ALZA, ALZA will pay to Ardent royalties equal to the percentages specified in Section 5.2.2 or 5.2.3 hereof of aggregate Net Sales of Product(s) in each country in the Territory, invoiced through and up to the date of expiry of the last to expire of Ardent Patents containing a Valid Claim covering such Product in such country that would block a generic equivalent from entering the market in such country, at which point the License granted to ALZA hereunder will be deemed a fully paid-up license in such country. ALZA will notify Ardent through the Collaboration Committee of any decision to discontinue sales of Products in any country.

            5.2.2 Intravenous Products. For (i) Intravenous Products and (ii) other Products [***], the royalties will be equal to [***] of Net Sales of such Products; provided, however, if at any time Ardent Co-Promotes any Intravenous Product pursuant to the Co-Promotion Agreement, ALZA will not owe any Royalties to Ardent pursuant to this Section for any sales of Intravenous Product in the Co-Promotion Territory during the period of time during which Ardent is Co-Promoting the Intravenous Product and, in the event that the Co-Promotion Agreement is terminated, for certain additional periods of time, if any, which periods are specified in Section 9.1 of the Co-Promotion Agreement.

            5.2.3 All Other Products. For all Products other than those described in Section 5.2.2 above, the royalties will be equal to the following:

      On calendar year aggregate worldwide Net Sales less than [***]     [***]

      On calendar year aggregate worldwide Net Sales beginning at [***]
      and up to all sales less than [***]                                 [***]

      On calendar year aggregate worldwide Net Sales of [***] and above [***]

For example, if Net Sales of [***] in a given calendar year were [***], royalties would be [***].

            5.2.4 [***]. Notwithstanding anything in the Agreement to the contrary, but subject to the remainder of this Section 5.2.4, if during any time in which ALZA is required to pay Royalties to Ardent in a particular country:
[***], then the applicable percentages of Royalties due on Net Sales of Products sold in the relevant country which are invoiced after the date of the relevant event in that country will be reduced by [***]. In all other cases, ALZA will pay Ardent the full percentages for Royalties due set forth in the relevant provision of this Agreement.

[*Confidential treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with a series of three asterisks [***], has been filed separately with the Securities and Exchange Commission.]

            5.2.5 Ardent's Responsibilities. Ardent will be responsible for payment of all royalties and any other payments, if any, due to [***]. 5.2.6 Payment Procedures. Royalties will be paid to Ardent not later than [***] following the end of the Quarter in which the obligation to make such payment accrues. Each royalty payment will be accompanied by a report in writing (the "Royalty Report") specifying the Quarter to which such royalty payment applies and detailing the calculation of the royalties due to Ardent for such Quarter.

            5.2.7 Foreign Exchange. For the purpose of calculating Net Sales and paying royalties hereunder, where the consideration paid in connection with such Net Sales is in a currency other than U.S. Dollars, conversion from such foreign currency to U.S. Dollars will be at the average rate of exchange published in the New York edition of The Wall Street Journal (or, if The Wall Street Journal is not then published, such other financial periodical of general circulation in the United States) with respect to the currency of the country of origin of such Net Sales for the Quarter for which such royalties are being paid.

            5.2.8 Books; Audit. Each party will maintain for a period of [***] following the close of each calendar year true and complete books containing an accurate record of all data necessary for the proper computation of amounts charged by it and payments due from it under this Agreement. Each party will have the right, either itself or through either (x) the independent certified public accountant engaged by the requesting party to conduct its regular annual audit or (y) a firm of independent public accountants selected by mutual agreement of the parties, to inspect the relevant records of the other party, at any time within such [***] period (but not more than once in each calendar year) for the purpose of verifying the amount of such payments or charges and the accuracy of such books and records. Each party will make its books and records available for inspection during regular business hours at such place or places where such books and records are customarily kept, upon reasonable notice from the party seeking such examination. The parties agree that information furnished as a result of any such examination will be limited to a written statement by such certified public accountants to the effect that they have reviewed the books and records of such party and either (i) the amounts paid or charged under this Agreement are in conformity with such books and records and the applicable provisions of this Agreement or (ii) setting forth any required adjustments. The fees and expenses of the accountants performing such verification will be borne by the party requesting the examination pursuant to this Section 5.2.8. If any such examination shows any underpayment or overpayment, or overcharge or undercharge, a correcting payment or refund will be made within [***] after receipt of the written statement described above. Notwithstanding the foregoing, if any such examination indicates that with respect to any calendar year there was any underpayment or overcharge by the party whose books are being examined of more than [***] of the payment actually due from or the amount that should actually have been charged by such party, then such party will bear all costs associated with such examination. The party requesting such examination agrees to hold in confidence all information learned in the course of any audit or inspection, except to the extent necessary for such party to reveal such information in order to enforce its rights under this Agreement or as permitted by Article XIII. Neither party will have any obligation to maintain records pertaining to amounts charged by it or payments due from it under this Agreement beyond said three-year period. The results of each inspection, if any, will be binding on both parties.

[*Confidential treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with a series of three asterisks [***], has been filed separately with the Securities and Exchange Commission.]

VI. COLLABORATION COMMITTEE, PRODUCT DEVELOPMENT, CLINICAL TRIALS AND REGULATORY APPROVALS

      6.1   Collaboration Committee.

            6.1.1 Formation. Within [***] days of ALZA's exercising its Option, the parties will form a joint committee (the "Collaboration Committee") which will meet periodically as specified in Section 6.1.2 to review and discuss Product development activities. Initially, the Collaboration Committee will be composed of at least two, but not more than four, representatives each from Ardent or its Affiliates and ALZA or its Affiliates. The chairperson of the Collaboration Committee will be one of ALZA's representatives. The Collaboration Committee may request other employees or consultants of ALZA or Ardent or their Affiliates to attend its meetings to present information or participate in discussions on an ad hoc basis as it deems appropriate.

            6.1.2 Duties of the Collaboration Committee. ALZA will have full control over the development and commercialization of Products throughout the term of this Agreement. The duties of the Collaboration Committee will include, but not be limited to, monitoring, reviewing and discussing the progress of the Development and Commercialization Plans. To accomplish its objective, the Collaboration Committee will meet quarterly, or more often if mutually agreed upon by the parties, during any period for which pre-clinical or clinical development work is being conducted by ALZA on any Product, and will meet at least annually thereafter. The Collaboration Committee may meet in person or by telephone conference; provided that annually at least one Collaboration Committee meeting will be in person. In-person Collaboration Committee meetings will be at a site designated by ALZA in the United States. Each party will bear all expenses of its personnel arising from attending such meetings.

      6.2   Product Development.

            6.2.1 ALZA will be responsible for development and commercialization of Compound and Products in such countries of the Territory as it deems appropriate. ALZA (itself or through an Affiliate or Third Party) will perform the development activities required to obtain Regulatory Approval to market one or more Product(s) in the Territory. ALZA (itself or through an Affiliate or Third Party) will be responsible for determining which form(s) of Compounds and Products to develop, the design and completion of Compound formulation activities, and pre-clinical and clinical studies in the Territory. ALZA will bear the expenses for Product development following the Effective Date, except for any specific activities being conducted by Ardent, [***]. ALZA will provide Ardent not less than annually with a reasonably detailed written report of ALZA's Development Costs incurred by it and its Affiliates with respect to each Product.

[*Confidential treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with a series of three asterisks [***], has been filed separately with the Securities and Exchange Commission.]

            6.2.2 Subject to Section 6.2.3 below, ALZA will use Commercially Reasonable and Diligent Efforts to develop and commercialize at least one [***] Product and one Intravenous Product. [***]. If Ardent notifies ALZA that Ardent reasonably believes that ALZA is not using Commercially Reasonable and Diligent Efforts to develop or commercialize one or both of the Products, the Collaboration Committee will meet and Ardent will provide its rationale regarding why it believes ALZA's efforts are not Commercially Reasonable and Diligent Efforts and ALZA will provide its rationale regarding why it believes ALZA's efforts are Commercially Reasonable and Diligent Efforts, based on the facts then existing for the development programs or the commercialization efforts. The parties will use good faith efforts to resolve any disputes regarding the Program through the Collaboration Committee. The parties acknowledge that while using Commercially Reasonable and Diligent Efforts facts may develop that warrant the termination of the continued development of the Intravenous Product or the [***] Product. If ALZA terminates the development of either or both of the Intravenous Product or the [***] Product in such circumstance, and if ALZA is then using Commercially Reasonable and Diligent Efforts to develop and commercialize at least one Product, ALZA will no longer have any obligations under Section 6.2.2 or otherwise to use Commercially Reasonable and Diligent Efforts to develop and commercialize the terminated Product or Products and Ardent will not have any right to develop or commercialize such terminated Product or Products, except as specified in
Section 6.2.3.

            6.2.3 If ALZA determines in its sole judgment that [***], then ALZA may elect to discontinue development of all forms of Intravenous Product (the "Discontinued Product") without breach of this Agreement and to continue development of one or more [***] Products (the "Ongoing Product"), subject to the remaining provisions of this Section 6.2.3. In such case,

            (a) ALZA will promptly provide Ardent with written notice of its determination to cease development of the Discontinued Product and to continue using Commercially Reasonable and Diligent Efforts to develop and commercialize the Ongoing Product, [***] (the "Discontinuation Notice"). Subject to its performance of the remaining provisions of this Section 6.2.3, effective upon ALZA providing the Discontinuation Notice to Ardent, ALZA will no longer have any obligations under Section 6.2.2, or otherwise, to use Commercially Reasonable and Diligent Efforts to develop or commercialize the Intravenous Product, except to the extent that ALZA exercises its option under paragraph (d) of this Section 6.2.3.

[*Confidential treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with a series of three asterisks [***], has been filed separately with the Securities and Exchange Commission.]

            (b) ALZA will grant to Ardent a worldwide exclusive license, with the right to sublicense, to commercialize the Discontinued Product. In addition, ALZA will [***]. In consideration of ALZA's performance of the foregoing obligations, Ardent will pay to ALZA a royalty on Net Sales of the Discontinued Product at a rate [***].

            (c) Notwithstanding anything in this Section 6.2.3 to the contrary, at all times ALZA will (through the Collaboration Committee) continue to be responsible for determining the Development and Commercialization Plans for the Discontinued Product consistent with its plans for the Ongoing Product, [***] provided that ALZA will not unreasonably withhold or delay its consent to Ardent's proposed development activities with respect to the Discontinued Product.

            (d)  Notwithstanding  the grant in Section 6.2.3(b) above,  ALZA, at its sole option, may [***]. Ardent will provide ALZA with written notice following its internal, corporate decision following receipt of the
Discontinuation Notice to commit resources to continue the development and commercialization of the Intravenous Product (the "Further Development Notice"). ALZA will have [***] after receipt of the Further Development Notice to notify Ardent in writing of its election [***]. Such notice will also specify [***]. In addition, if ALZA elects [***], the parties will use good faith efforts to develop [***]. If ALZA elects to [***], ALZA will use Commercially Reasonable and Diligent Efforts [***] If ALZA continues to [***], Ardent and ALZA will [***].

            (e) If ALZA does not elect to [***], ALZA will (upon request by Ardent) make available to Ardent (by license to Ardent with a right to sublicense) [***]. Other than providing the information and licenses described herein, ALZA will have no obligation to provide any additional information or assistance to Ardent [***] regarding the [***].

            (f)Any right or obligation of Ardent or ALZA to enter into or to participate in the Co-Promotion Agreement with respect to the Discontinued Product will terminate and be of no further force and effect.

            (g) ALZA will use commercially reasonable efforts as reasonably requested by Ardent to assign to Ardent [***] and will not interfere or object to Ardent [***].

            (h) ALZA expressly retains all of its rights under all licensed information and patents [***]. (i) [***].

      6.3 Trademarks. ALZA or an ALZA Affiliate will determine which trademark or trademarks will be used in marketing Compound and Products in the Territory, and any trademarks selected by ALZA or its Affiliate will be registered and owned by ALZA or its designee.

      6.4 Regulatory Activities.

            6.4.1 Effective as of the date Ardent grants ALZA the License pursuant to Article IV, ALZA (or its designee) will hold the Investigational New Drug Application ("IND") (and all non-U.S. equivalents) and NDA (and all non-U.S. equivalents) for Compound and Product(s) and all other regulatory

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[*Confidential  treatment  has been  requested  as to certain  portions  of this document. Each such portion, which has been omitted herein and replaced with a series of three asterisks [***], has been filed separately with the Securities and Exchange Commission.]

filings in the Territory. ALZA (or its designee) will be responsible for interactions with Regulatory Authorities in the Territory and will bear related expenses. Promptly following the effective date of the License, Ardent will transfer from Ardent to ALZA (or its designee) the ownership of, and written and electronic copies of, the IND and all other regulatory information controlled by Ardent and will facilitate a smooth transition of regulatory activities concerning the Compound to ALZA and, on an ongoing basis, Ardent will provide ALZA with all relevant information and data available and known to Ardent concerning Compound for the regulatory filings in electronic and paper form as reasonably requested by ALZA; provided, however, that Ardent will not be required to conduct any additional analysis of such data.

            6.4.2 After the effective date of the License pursuant to Article IV, ALZA will be responsible for obtaining Regulatory Approvals for development, use and marketing of each Product from the Regulatory Authorities in the Territory and will use Commercially Reasonable and Diligent Efforts to seek such approvals. ALZA will pay or cause the payment of all costs and expenses necessary to obtain such approvals, including all costs of human clinical trials and all costs of filing applications for Regulatory Approval in the Territory.

                    VII. OWNERSHIP AND INTELLECTUAL PROPERTY

      7.1 Ownership. Ardent is and will be the sole owner of Ardent Intellectual Property and Ardent Confidential Information. ALZA is and will be the sole owner of [***] ALZA Confidential Information.

      7.2 Patent Applications on Ardent Know-How.

            7.2.1 With respect to applications for patents which relate to Ardent Know-How, (a) Ardent will remain the owner of the application for patent,
(b) Ardent will continue to bear the full costs of and responsibility for preparing, filing and prosecuting the application and (c) to the extent that any claims of such application for patent covers the Compound, or the manufacture, use or sale of any thereof, such application for patent and any patents issuing thereon will constitute Ardent Patents for purposes of this Agreement. Ardent will keep ALZA reasonably informed of the status of all such applications for patent in the Territory.

            7.2.2 Where applications for patents covering any Ardent Know-How have not been filed:

                  (a) Ardent will remain the owner of such Ardent Know-How and will own any such applications for patent with respect thereto and any patents issued on such applications, unless such rights are assigned to ALZA pursuant to
Section 7.2.2(e).

                  (b) Ardent will have the option of determining whether or not to file an application for patent in the Territory for such Ardent Know-How. If Ardent elects to file such an application, Ardent will bear the full costs of preparing, filing and prosecuting the application and maintaining any patents that issue thereon and will control the prosecution of such application.

[*Confidential treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with a series of three asterisks [***], has been filed separately with the Securities and Exchange Commission.]

                  (c) If Ardent elects not to file an application for patent in any country in the Territory covering any such Ardent Know-How, then the following provisions will apply: (1) Ardent will notify ALZA in writing of its decision not file an application for patent; (2) [***]; (3) [***] and (4) ALZA will not have the right to file any applications for patent covering the Ardent Know-How anywhere in the world without the prior written permission of Ardent.

                  (d) Ardent will notify ALZA regarding each application for patent filed by Ardent pursuant to this Section 7.2.2 and any patent issuing thereon which covers the Compound or the manufacture, use or sale of the Compound (subject to any restrictions imposed by Third Parties). Each such application and patent will be exclusively licensed to ALZA by Ardent as part of (and solely for the purposes specified in) the license under Article IV hereof without any royalty or other payment other than the royalties and payments specified herein. [***]. Ardent will not grant to any Third Party any rights in any application for patent filed by Ardent or any patent issuing thereon which covers a New Compound or an Additional Compound or the manufacture, use or sale of a New Compound or an Additional Compound except as permitted under Article X of this Agreement.

                  (e) In the event that Ardent decides to abandon an application or not to maintain a patent on an application that falls under Section 7.2.2(d), Ardent will give written notice to ALZA at least [***] prior to Ardent allowing such application to go abandoned or prior to Ardent not taking a necessary step to maintain such patent and ALZA will have the option of taking over the prosecution or maintenance of such application or patent at its sole expense. If ALZA elects to take over the prosecution or maintenance of such application pursuant to this Section 7.2.2(e), or if Ardent gives ALZA written permission to file any applications for patent pursuant to Section 7.2.2(c), Ardent will assign all its right, title and interest in such application or patent to ALZA.

                  (f) If with respect to any Ardent Patent listed (or deemed included) in Exhibit A, all of those claims included in such Ardent Patent are disallowed or declared invalid for any reason, which claims constitute all of the claims in such Ardent Patent which cover any of the Compound, any Product or the manufacture, use, importation or sale of any thereof, the parties will, at Ardent's request, discuss in good faith amending Exhibit A so as to remove such Ardent Patent from this Agreement; provided, however, that if at any time subsequent to such amendment, such Ardent Patent is reissued or one or more such claims are reinstated so that such Ardent Patent covers the Compound, any Product or the manufacture, use, importation or sale of any thereof, then Exhibit A will be deemed amended so as to add such Ardent Patent and, upon ALZA's request, a duly authorized officer of Ardent will initial a copy of Exhibit A reflecting such amendment.

      7.3 Patent Applications on [***]. ALZA will be deemed the sole owner of [***]. To the extent that [***]. ALZA will have the option of determining whether or not to file an application for patent in the Territory [***]. If ALZA elects to file such an application, ALZA will bear the full costs of preparing, filing and prosecuting the application for patent and maintaining any patents that issue thereon and ALZA will control the prosecution of such application.

[*Confidential treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with a series of three asterisks [***], has been filed separately with the Securities and Exchange Commission.]

      7.4 Cooperation. Each party will cooperate, and will cause its employees, consultants and subcontractors to cooperate, with all reasonable requests of the other party for assistance in preparation and prosecution and maintenance of any applications for patent and any patent issuing therefrom. Each party will sign documents to vest or maintain title to patents in the owner determined in accordance with this Article VII. 7.5 Public Disclosure.

            7.5.1 Subject to Sections 13.2 and 13.3, Ardent agrees not to disclose any research results or results of clinical studies regarding Compound, Product or any Additional Compound without [***] notice to ALZA. Following such [***] notice period, [***]. If requested by Ardent, ALZA will update Ardent on its proposed disclosures of research results during Collaboration Committee meetings.

            7.5.2 Research results and results of clinical studies which are not Confidential Information on the date of execution of this Agreement will not be subject to paragraph (a) of this Section 7.5; [***].

      7.6 Patent Filing Procedures.

            7.6.1 The parties will consult in order to determine in which countries within the Territory patent applications for the Ardent Know-How or [***] are to be filed. If the parties cannot agree as to in which countries applications should be filed, the final decision as to where such applications will be filed and maintained, will be made by Ardent in its sole discretion in the case of Ardent Know-How [***]. When a decision is made regarding in which countries patent applications will be filed and maintained, each party will, for patents owned by it pursuant to this Agreement, use commercially reasonable efforts to:

                  (a) file applications for letters patent, in those countries;

                  (b) prosecute all pending and new patent applications and defend against oppositions filed against the grant of letters patent for such applications, in those countries where a party files patent applications; and

                  (c) upon and after the grant of any letters patent on any such Ardent Know-How [***] in any country where it files patent applications, maintain such letters patent in force by duly filing all necessary papers and paying any fees required for such purpose by the patent laws of the particular country in which such letters patent were granted; and

                  (d) obtain such patent extensions or restorations of patent terms as may become available from time to time in any country in which are filed patents or patent applications for the Ardent Know-How [***].

            7.6.2 Ardent in the case of Ardent Know-How will provide to ALZA copies of all patent applications prior to filing, and ALZA may provide comments regarding the application to the extent deemed appropriate. Ardent will also provide to ALZA copies of all documents relating to the prosecution of all such patent applications.

[*Confidential treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with a series of three asterisks [***], has been filed separately with the Securities and Exchange Commission.]

              VIII. INFRINGEMENT BY OR CLAIMS AGAINST THIRD PARTIES

      8.1 Notices. Each party will advise the other promptly upon its becoming aware of: (a) any unlicensed activities which such party believes may be an infringement in the Territory of any patent or other proprietary right owned or applied for by it or the other party related to the Compound or a Product or the manufacture, use, importation, or sale thereof; (b) any attack on or appeal of the grant of any patent owned or applied for by it or the other party and related to the Compound or a Product or the manufacture, use or sale thereof;
(c) any application for patent by, or the grant of a patent to, a Third Party in respect of rights which may be related to the Compound or a Product so as to potentially affect the manufacture, use, importation, or sale therefore or which may claim the same subject matter as or conflict with any patent owned or applied for by it or the other party and related to the Compound or a Product or the manufacture, use or sale thereof; or (d) any application made for a compulsory license under any patent owned or applied for by it or the other party and related to the Compound or Product or the manufacture, use or sale thereof.

      8.2 Control of Defense.

            8.2.1 ALZA will have the initial right at its own expense to take whatever legal or other action is required in response to activities which require notice under Section 8.1 ("Protective Action") and which relate to [***] and will notify Ardent as promptly as practicable of its determination whether or not to take such action. ALZA may if necessary bring such Protective Action for [***] in the name of itself and Ardent, or, if ALZA does not have standing to bring such suit, may require Ardent to bring such action in Ardent's name, provided that, each such case, ALZA will bear all direct out of pocket expenses paid to Third Parties of any such suit or suits. If ALZA engages in such Protective Action for [***], Ardent will at ALZA's expense cooperate fully with ALZA in such action. Each party may be represented by counsel of its own selection at its own expense in such Protective Action, but ALZA will have the right to control such action. Any recovery obtained by ALZA or Ardent as a result of such Protective Action, whether by judgment, award, decree or settlement, will be [***].

            8.2.2 If ALZA fails to take any such Protective Action within [***] months of delivery of the notice specified in Section 8.1 (or sooner, if failure to take such action would adversely affect Ardent's ability to exercise its right under this Section 8.2.2 and provided that Ardent gives ALZA at least [***] business days notice of such fact), then Ardent may institute such Protective Action at its own expense if it has standing to bring such action in its own name without ALZA involvement. Ardent will bear all direct out of pocket expenses paid to Third Parties of any such suit or suits. Any recovery obtained by Ardent as a result of such Protective Action, whether by judgment, award, decree or settlement, will be [***].

[*Confidential treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with a series of three asterisks [***], has been filed separately with the Securities and Exchange Commission.]

            8.2.3 Ardent will have the initial right at its own expense to take whatever Protective Action is required for [***] and will notify ALZA as promptly as practicable of its determination whether or not to take such action. In each such case, Ardent will bear all direct out of pocket expenses paid to Third Parties of any such suit or suits. If Ardent engages in such Protective Action for [***], ALZA will at Ardent's expense cooperate fully with Ardent in such action. ALZA will at its option have the right to join at its own expense in any such Protective Action, and each party may be represented by counsel of its own selection at its own expense in such Protective Action, but Ardent will have the right to control such action. Any recovery obtained by Ardent as a result of such Protective Action, whether by judgment, award, decree or settlement, will be [***].

                     IX. INFRINGEMENT OF THIRD PARTY RIGHTS

      9.1 Third Party Claims. During the term of this Agreement, ALZA and Ardent will each promptly notify the other of any Claim by a Third Party against ALZA or Ardent, any Affiliate or sublicensee of Ardent or ALZA, alleging infringement of such Third Party's intellectual property rights as a result of the development, manufacture, marketing, sale, importation, or use of the Compound or a Product anywhere in the Territory. If the Claim involves a patent in a country for which ALZA is paying royalties to Ardent, which patent covers the development, manufacture, marketing, sale, importation, or use of the Compound, the parties will cooperate and use their good faith, commercially reasonable efforts to resolve such claimed infringement, provided, however, that if it appears reasonably likely that the claimed infringement will give rise to a Claim for indemnification hereunder, then the party against whom such Claim for indemnification would be made will have the first right to defend against such Claim in accordance with Article XV below. Neither party will settle or compromise any Claim subject to this Section 9.1, nor will any party consent to the entry of judgment thereon, without the consent of all persons named defendant in such Claim; provided, however, that such consent will not be required if such settlement, compromise or judgment (i) includes as an unconditional term thereof the release by the claimant or the plaintiff of all such persons from all liability arising from events which allegedly gave rise to such Claim and (ii) contains no restriction, limitation or prohibition of any kind on the manner in which any such person conducts its business. Any payment made by an indemnified party to settle or compromise a Claim against it without obtaining the consent of the indemnifying party will be at its own cost and expense.

      9.2. Payments to Third Parties. If a Third Party has or receives a patent in any country for which ALZA is paying royalties to Ardent which patent covers the development, manufacture, marketing, sale, importation, or use of the Compound anywhere in the Territory and ALZA in its reasonable judgment believes it is necessary to obtain and obtains a license to such patent (a "Necessary Third Party License"), ALZA will be entitled to a credit against the royalties

[*Confidential treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with a series of three asterisks [***], has been filed separately with the Securities and Exchange Commission.]

otherwise payable to Ardent for the Product(s) pursuant to Section 5.2 for any Quarter in an amount equal to [***]; provided, however, in no event will such credit cause the royalties paid to Ardent for any particular Quarter to be reduced to less than [***]; provided, further that any unused credits will be carried over to future Quarters throughout the Term. Upon the expiration or termination of this Agreement, Ardent will have no obligation to make any payment in respect of any balance that might otherwise be due with respect to its share of the consideration paid by ALZA or its Sublicensees under the Necessary Third Party Licenses and which remains after the foregoing credits against royalties have been taken by ALZA. Other than the foregoing, any royalty or other payments due from ALZA to Third Parties with respect to Products will be the sole responsibility of ALZA.

                        X. OPTION TO ADDITIONAL COMPOUNDS

      10.1 Additional Compounds.

            10.1.1 (a) Ardent may develop one or more Delta/Mu  Opioid  Receptor
Agonist compounds (other than the Compound) outside of the Program that have potential antinociceptive activity and safety as specified below ("New Compound"). Unless and until ALZA enters into any Additional Compound License, ALZA will have no rights with respect to such New Compound or any know-how or information disclosed by Ardent with respect thereto except as expressly provided in this Article X (including without limitation Section 10.1.5). If Ardent develops a New Compound, at any time prior to the date which is [***], Ardent will deliver written notice (the "Additional Compound Notice") to ALZA at the time Ardent has received data from pre-clinical animal pharmacological studies specified below regarding such New Compound describing [***] potency and safety of the New Compound measured against the following criteria:

                        (i) [***], and

                        (ii) [***], and

                        (iii) [***].

                        If the New Compound meets each of the criteria (i), (ii) and (iii), then the New Compound will be considered an "Additional Compound" and will be subject to the remaining provisions of this Article X. If the New Compound does not meet all of the criteria (i), (ii) and (iii), then the New Compound will not be considered an Additional Compound, and (except as provided in Section 10.1.5) ALZA will have no further rights to the New Compound or the related know-how or information under this Article X or any other provision of this Agreement and Ardent will have no further obligations to ALZA with respect to such New Compound or the related know-how or information. Until Ardent has performed each of the pre-clinical animal pharmacological studies as specified in the criteria (i), (ii) and (iii) with the New Compound and delivered the Additional Compound Notice to ALZA, Ardent will not be entitled to develop and commercialize (itself or through a Third Party) such New Compound beyond the point specified in such criteria.

[*Confidential treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with a series of three asterisks [***], has been filed separately with the Securities and Exchange Commission.]

                  (b) [***]:

                        (i) [***].

                        (ii) [***].

                        (iii) [***].

            10.1.2 (a) [***].

                   (b) [***].

                   (c) [***].

            10.1.3 [***].

            10.1.4 Notwithstanding anything to the contrary herein, Ardent's obligations and ALZA's rights regarding Additional Compounds herein will terminate upon the termination or expiration of this Agreement for any reason; provided, however, that if this Agreement terminates after Ardent has delivered an Additional Compound Notice and during a period of time during which one or both parties are performing activities on one or more specific Additional Compounds pursuant to Article X, the parties' rights and obligations pursuant to
Article X will remain in effect solely with respect to such specific Additional Compounds as provided in Section 14.7.

            10.1.5 If know-how or information relating to or regarding a New Compound or an Additional Compound is disclosed by Ardent pursuant to this
Article X, then (notwithstanding anything to the contrary contained in this Article X) to the extent that such know-how or information also relates to or is regarding the Compound, such know-how or information will be deemed Ardent Know-How and ALZA will have the same rights with respect to such know-how or information as it has for other Ardent Know-How.

                       XI. REPRESENTATIONS AND WARRANTIES

      11.1 Representations and Warranties of Both Parties. Ardent and ALZA each hereby represents and warrants to the other, as of the execution date of this Agreement (and it will be a condition to exercise of the Option that, as of the date of exercise of the Option, each is able to confirm to the other) as follows:

            11.1.1 It is a corporation, duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite power and authority, corporate or otherwise, to conduct its business as now being conducted, to own, lease and operate its properties and to execute, deliver and perform this Agreement.

            11.1.2 Neither it, nor any of its employees or consultants who will be undertaking any activities related to this Agreement or the subject matter thereof, has been debarred or is the subject of debarment or other disciplinary proceedings by the FDA or any Regulatory Authority in the Territory.

            11.1.3 No consent, approval, order or authorization of, or registration, declaration or filing with, any governmental agency is required to be obtained or made by or with respect to such party in connection with its execution, delivery and performance of this Agreement.

[*Confidential treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with a series of three asterisks [***], has been filed separately with the Securities and Exchange Commission.]

            11.1.4 The execution, delivery and performance by it of this Agreement and the transactions contemplated thereby have been duly authorized by all necessary corporate action and stockholder action and will not (i) violate any applicable laws or regulations or (ii) result in a breach of or constitute a default under any material agreement, mortgage, lease, license, permit or other instrument or obligation to which it is a party or by which it or its properties may be bound or affected.

            11.1.5 This  Agreement is a legal,  valid and binding  obligation of such party, enforceable against it in accordance with its terms and conditions, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar laws, from time to time in effect, affecting creditors' rights generally and general principles of equity.

            11.1.6 Such party is not under any obligation to any Third Party or any of such party's employees, contractual or otherwise, that conflicts with the terms of this Agreement or that limits the rights of such party to fulfill its obligations hereunder.

      11.2 Representations and Warranties of Ardent. Ardent hereby represents and warrants to ALZA, as of the execution date of this Agreement (and it will be a condition of exercise of the Option that, as of the date of exercise of the Option, Ardent is able to confirm to ALZA), as follows:

            11.2.1 Ardent owns or has the lawful right to grant the License under the Ardent Intellectual Property. 11.2.2 [***], Ardent has received no notice (and has no reason to expect such notice) of any Claim by any Third Party or any employee of Ardent that (a) such Third Party or employee has any rights to any of the Ardent Intellectual Property or the Compound that prevents Ardent from granting to ALZA the License specified in Article IV hereof; (b) manufacture, sale, importation or use of the Compound within the Field as contemplated hereby infringes any rights of such Third Party or employee; or (c) the Ardent Patents are invalid or unenforceable.

            11.2.3 Elan has no rights (or has waived its rights) under the Elan Agreements to the Compound or to the Additional Compounds. 11.2.4 Ardent is under no obligation to provide any Third Party or any Ardent employee with notice prior to granting ALZA rights with respect to any Additional Compounds.

            11.2.5 Ardent has not received any notice or other communication from GSK regarding any breach by Ardent of its obligations under the GSK Agreement.

            11.2.6 The License set forth in this Agreement upon due exercise of the Option by ALZA, grants to ALZA all rights that Ardent has with respect to the [***].

            11.2.7 Ardent has shown to ALZA the complete texts of all provisions of the GSK Agreement, [***] and the Elan Agreements that apply to the Compound and any Additional Compounds, except for [***].

      11.3 Mutual Limitations on Warranties. Other than the representations and warranties made by the parties pursuant to Sections 11.1 and 11.2 or elsewhere in this Agreement, the parties disclaim any and all other warranties whether express or implied, including without limitation any warranties of non-infringement, merchantability or fitness for a particular purpose or any warranty arising from course of dealing or usage of trade.

[*Confidential treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with a series of three asterisks [***], has been filed separately with the Securities and Exchange Commission.]

                                 XII. COVENANTS

      12.1  Covenants of the Parties.

            12.1.1 Throughout the term of this Agreement, Ardent and ALZA will comply (and will cause their Affiliates and sublicensees to comply) in all material respects with all applicable laws and regulations, including the Act, concerning the manufacture, use and sale of the Compound and the Products.

            12.1.2 Ardent will promptly notify ALZA if it becomes aware of any Other Information. If any such Other Information relates to fatal, life threatening or other serious adverse events (as defined in ICH-E2A, Section
II.B.),  Ardent  will  promptly  advise  ALZA  by  telephone,   telex  or  other
instantaneous method of communication and will within fifteen (15) days thereafter provide written confirmation of such Other Information. Ardent will allow ALZA to comply with the adverse reaction reporting requirements of the Act, and other comparable applicable laws and regulations outside the United States with respect to Compound or Products. Prior to the First Commercial Sale of the Product, the parties will enter into a pharmacovigilance agreement concerning their respective reporting and investigation responsibilities. In addition, ALZA will provide such Other Information to Ardent regarding any Product to which Ardent acquires rights pursuant to this Agreement.

            12.1.3  The  parties   will  execute  and  deliver  any  further  or
additional instruments or documents and perform any acts which may be reasonably necessary in order to effectuate and carry out the purposes of this Agreement.

      12.2 Ardent Covenants.

            12.2.1 During the term of this Agreement, except as specifically authorized by this Agreement, Ardent will not develop, manufacture or sell, directly or indirectly, either alone or with any Third Party, any Compound, Product or Additional Compound.

            12.2.2 Ardent will maintain the lawful right to grant the License under the Ardent Intellectual Property for the term of the grant hereunder, and Ardent will promptly undertake commercially reasonable actions to resolve favorably any claims, disputes or controversies regarding such right [***]. Ardent will not assert in any way any Ardent Intellectual Property against ALZA or its sublicensees or Affiliates, or their customers (direct or indirect), agents or contractors with respect to their development, manufacture, use, import, offer for sale or sale of Compound or Products. For the avoidance of doubt, the preceding sentence will not prevent Ardent from alleging a breach by ALZA of its obligations under this Agreement with respect to Ardent Intellectual Property or any use by ALZA of Ardent Intellectual Property which is not permitted by the License.

[*Confidential treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with a series of three asterisks [***], has been filed separately with the Securities and Exchange Commission.]

            12.2.3 Except as specifically authorized by this Agreement, during the Term of this Agreement, Ardent will not (i) develop or commercialize, directly or indirectly, alone or with any Third Party, any Product or (ii) negotiate with any Third Party or grant any Third Party any rights to develop or commercialize any Product.

            12.2.4  Compound  supplied  by  Ardent  hereunder  (a) will meet the
Compound Specifications, (b) will not be adulterated or misbranded within the meaning of the Act, and (c) will be manufactured in accordance with GMPs; provided, however, that Ardent may supply Compound not manufactured in accordance with GMPs if specifically intended for non-human testing and if agreed to in writing by ALZA.

      12.3 ALZA Covenant. ALZA will not, either alone or with any Third Party, perform [***].

                         XIII. CONFIDENTIAL INFORMATION

      13.1  Confidentiality.

            13.1.1 Each party agrees that during the term of this Agreement and at all times thereafter, it will use all commercially reasonable efforts to keep confidential, and cause its Affiliates and sublicensees with which it has shared Confidential Information of the other party, if any, to keep confidential, all Confidential Information of the other party, and neither party nor any of such Affiliates or sublicensees, if any, will use or disclose the Confidential Information of the other party except as expressly permitted in this Agreement. The parties acknowledge that Confidential Information may have been disclosed by either party or its Affiliates to the other party or its Affiliates pursuant to the Confidentiality Agreements. All information disclosed pursuant to the
Confidentiality Agreements will be deemed Confidential Information of the disclosing party within the meaning of this Agreement and subject to the terms hereof. Notwithstanding the foregoing, the party receiving Confidential Information of the other party may (i) disclose it to government agencies and others where such information may be required to be included in patent applications or regulatory filings permitted under the terms of this Agreement;
(ii) provide it to Third Parties under agreements including confidentiality provisions substantially equivalent to those in this Agreement for consulting, market research, manufacturing, development, and pre-clinical and clinical testing with respect to the Products and similar activities under the Program; or (iii) publish it if and to the extent such publication has been approved in writing by the disclosing party. In each of the foregoing cases, the receiving party will use diligent efforts to limit the disclosure and maintain confidentiality to the extent possible.

            13.1.2 Each party agrees not to disseminate Confidential Information of the other party over the Internet or any similar form of electronic communication without the prior written approval of the other party; provided, however, that a party can send Confidential Information of the other party over a secured, internal electronic mail system or over the Internet so long as such Confidential Information is encrypted or password protected.

[*Confidential treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with a series of three asterisks [***], has been filed separately with the Securities and Exchange Commission.]

            13.1.3 Each party hereby acknowledges that the Confidential Information of the other party is highly valuable, proprietary and confidential and that any disclosure to any officer, employee, or agent of such party or any of its Affiliates or sublicensees will be made only to the extent necessary to carry out its responsibilities under this Agreement and only if such officer, employee or agent is informed of the confidential nature thereof and is obligated to hold such information in confidence under confidentiality provisions at least as stringent as those provided in this Agreement.

            13.1.4 The parties agree that the obligations of this Section 13.1 are necessary and reasonable in order to protect the parties' respective businesses, and that monetary damages alone may be inadequate to compensate a party for any breach by the other party of its covenants and agreements set forth herein. The parties agree that any breach or threatened breach of this
Section 13.1 may cause irreparable injury to the injured party for which Damages would not be an adequate remedy and that, in addition to any other remedies that may be available, in law and equity or otherwise, such party will be entitled to seek equitable relief against the breach or threatened breach of the provisions of this Section 13.1.

            13.1.5 Following termination of this Agreement for any reason, each party will return all Confidential Information of the other party to the other party or destroy all physical records or embodiments of such information, and a senior officer of such party will certify to the other party that all such items have been so returned or destroyed; provided, however, that each party will be entitled to maintain one copy of the Confidential Information of the other party solely for the purpose of monitoring its continuing obligations hereunder.

      13.2 Disclosure to Investors; Public Announcements. The parties have agreed on an initial press release of the transaction contemplated by this Agreement which is attached hereto as Exhibit J (the "Initial Press Release"). The Initial Press Release may be issued or used by each or any party individually or by the parties jointly. Other than the Initial Press Release, neither party will originate any publicity, news release or public announcement, written or oral, whether to the public, the press, stockholders or otherwise, disclosing the existence of this Agreement, the subject matter to which it relates, the performance under it or any of its specific terms and conditions without the prior written approval of the other party, except such announcements, pursuant to the advice of counsel for the party making such announcement, are required by law. If a party decides to make an announcement it believes to be required by law with respect to this Agreement, it will give the other party such notice as is reasonably practicable and the parties will work together in good faith to attempt to agree on the content of the disclosure. Ardent will also have the right to provide investors and potential investors in Ardent with information regarding this Agreement and the terms thereof either
(a) pursuant to confidentiality restrictions at least as stringent as those set forth herein which are binding on such persons or (b) to the extent such information constitutes information which is, in Ardent's sole judgment, material to investors and required to be disclosed pursuant to applicable securities laws or regulations, in disclosure documents filed in connection with a public offering or as a public company, [***].

[*Confidential treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with a series of three asterisks [***], has been filed separately with the Securities and Exchange Commission.]

      13.3 Required Disclosure. The receiving party will be entitled to disclose Confidential Information of the disclosing party where such disclosure is reasonably necessary to enforce its rights pursuant to this Agreement or where demand for such disclosure is made on the receiving party pursuant to: (i) a valid order of a court or other governmental body or (ii) any other applicable law; provided that if the receiving party intends to make such disclosure or receives such demand, the receiving party will give the disclosing party prompt notice of such fact to enable the disclosing party to seek a protective order or other appropriate remedy concerning any such disclosure. The receiving party will fully cooperate with the disclosing party at the disclosing party's expense in connection with the disclosing party's efforts to obtain any such order or other remedy. If any such order or other remedy does not fully preclude disclosure, the receiving party will make such disclosure only to the extent that such disclosure is legally required.

                            XIV. TERM AND TERMINATION

      14.1 Term. This Agreement becomes effective as of the Effective Date and will remain in effect until the expiration of the last to expire Ardent Patent containing a Valid Claim covering any Product unless terminated by one of the parties earlier as set forth in this Article XIV or unless earlier terminated automatically in accordance with Section 3.1 (the "Term"); provided, however, that expiration of this Agreement will not affect any provisions specified to survive under Section 14.8.

      14.2 Termination by Ardent. Ardent may terminate this Agreement either (a) for a material breach by ALZA of this Agreement or (b) [***], provided that ALZA has received written notice from Ardent of such breach, action or proceeding specifying in reasonable detail the particulars of the alleged breach, action or proceeding. If Ardent becomes aware that a material breach by ALZA has occurred, Ardent will promptly notify ALZA thereof.

            14.2.1 For any breach other than a failure by ALZA to pay when due any material amount due hereunder or with respect to any such action or proceeding, termination will become effective either (i) [***] after the date of such notice unless ALZA cures such material breach or withdraws or terminates such action or proceeding during such [***] period (or, if such material breach, by its nature, is a curable breach that is not curable within such [***] period, such longer period as would be reasonably necessary for a diligent party to cure such material breach), or (ii) immediately if such material breach, by its nature, is incurable.

            14.2.2 For any breach consisting of a failure by ALZA to pay when due any material amount due hereunder, termination will become effective [***] days after the date of such notice unless Ardent receives all undisputed amounts due, together with all interest due and payable thereon pursuant to Section
18.13 hereof, within such [***] period and, if any of the amount is in dispute, a notice specifying the disputed amount, together with a reasonably detailed explanation of the basis for such dispute.

[*Confidential treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with a series of three asterisks [***], has been filed separately with the Securities and Exchange Commission.]

            14.2.3 Notwithstanding the foregoing, termination under this Section
14.2 will be automatically stayed for the duration of any dispute resolution proceeding initiated under Section 18.4 regarding the dispute forming the basis for the proposed termination.

      14.3 Termination by ALZA. ALZA may terminate this Agreement under the following circumstances, provided that Ardent has received written notice from ALZA, specifying in reasonable detail the basis on which ALZA is terminating the
Agreement:

                  (a) for any reason effective [***] after the date of such notice [***];

                  (b) in the event of a material breach by Ardent or its Affiliates of this Agreement;

                  (i) if the breach consists of any event or occurrence other than a failure by Ardent to pay when due any material amount due hereunder, effective either (A) [***] after the date of such notice unless Ardent cures such material breach during such [***] period (or, if such material breach, by its nature, is a curable breach that is not curable within such [***] period, such longer period as would be reasonably necessary for a diligent party to cure such material breach), or (B) immediately if such material breach, by its nature, is incurable; or

                  (ii) if the breach consists of a failure by Ardent to pay when due any material amount due hereunder, effective [***] after the date of such notice unless ALZA receives all undisputed amounts due, together with all interest due and payable thereon pursuant to Section 18.13 hereof, within such [***] period and, if any of the amount is in dispute, a notice specifying the disputed amount, together with a reasonably detailed explanation of the basis for such dispute;

            (c) in the event (i) that Ardent becomes insolvent or is unable to pay its debts when due; (ii) Ardent files a petition in bankruptcy, reorganization or similar proceeding, or, if such a petition is filed against Ardent, such petition is not dismissed within [***]; (iii) Ardent discontinues its business; or (iv) a receiver is appointed or there is an assignment for the benefit of Ardent's creditors, then to the extent permitted by law, effective immediately;

            (d) within [***] following ALZA's receipt of [***]; and

            (e) for any reason effective [***] after the date of [***] if, at such time, [***].

      If ALZA becomes aware that a material breach by Ardent has occurred, ALZA will promptly notify Ardent thereof. If the breach is not (or cannot be) cured within the applicable cure period, but ALZA nevertheless chooses not to terminate this Agreement, at such time the parties agree to discuss whether the consequences of such breach warrant any temporary or permanent change in payments pursuant to Article V hereof. Notwithstanding the foregoing, termination under this Section 14.3 will be automatically stayed for the duration of any dispute resolution proceeding initiated under Section 18.4 regarding the dispute forming the basis for the proposed termination.

      14.4 Effect of Termination Pursuant to Section 14.2 or 14.3(a). If Ardent terminates this Agreement pursuant to Section 14.2 or ALZA terminates this Agreement pursuant to Section 14.3(a), in either case, all rights granted to ALZA to the Ardent Intellectual Property will automatically terminate and, if such termination occurs after ALZA has exercised the Option, the following provisions will apply:

[*Confidential treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with a series of three asterisks [***], has been filed separately with the Securities and Exchange Commission.]

            14.4.1 Depending on the timing of such termination, ALZA will grant Ardent certain rights as follows:

                  (a) At any time, ALZA will (i) grant to Ardent a right of reference to all regulatory filings Controlled by ALZA solely to the extent relating to the Compound and any Product, (ii) provide to Ardent complete documentation of all pre-clinical and clinical trial reports and regulatory and safety data, in each case, solely related to the Compound and any Product developed and Controlled by ALZA pursuant to the Agreement, all in the format then currently maintained by ALZA, (iii) will grant to Ardent a worldwide license, with the right to sublicense, for the exclusive use of all such data solely to develop, make, have made, use, import, offer to sell and sell the Compound and any Product, and (iv) will grant to Ardent a worldwide exclusive license, with the right to sublicense, to [***].

                  (b) If such termination is effective on or after [***], in addition to the licenses described in Section 14.4.1(a), ALZA will grant to Ardent upon Ardent's request, a worldwide license, with the right to sublicense, to [***]. Such license will provide that Ardent will pay to ALZA (i) a patent royalty equal to [***] of Net Sales of each [***] Product until the expiration of the last to expire patent containing a Valid Claim covering each such Product, (ii) a know-how royalty equal to [***] of Net Sales of each [***] Product for the commercial life of such Products, and (iii) all royalty obligations of ALZA to Third Parties for rights to intellectual property which, in the absence of such rights, a [***] Product would otherwise infringe.

                  (c) Notwithstanding the foregoing, if such termination is effective on or after [***], then the following terms will apply:

                        (i) ALZA, at its sole option,  may elect to perform (and
                  may designate an Affiliate or a Third Party which will perform) one or more aspects [***] using Commercially Reasonable and Diligent Efforts by providing Ardent with prompt written notice thereof. Ardent will promptly submit to ALZA [***] and the parties will use good faith efforts to agree on such terms within [***] after such submission by Ardent. In all cases, Ardent will [***]. In addition, the license to Ardent described in Section 14.4.1(b) [***] will be limited to [***]. If no agreement is reached [***], then either party may invoke the dispute resolution procedures pursuant to Section 18.4, so long as any resolution is consistent with the terms specified herein.

                        (ii) In addition, ALZA will promptly advise Ardent which
                  of the following options it wishes to exercise in its sole discretion:

                              (A) ALZA in its sole  discretion may advise Ardent
                        that it wishes the parties to [***]. ALZA will promptly submit to Ardent [***] and the parties will use good faith efforts to agree on [***] after such submission by ALZA. [***]. In all cases, Ardent will pay to ALZA [***]. If no agreement is reached on [***], then either party may invoke the dispute resolution procedures pursuant to Section 18.4 so long as any resolution is consistent with the terms specified herein.

[*Confidential treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with a series of three asterisks [***], has been filed separately with the Securities and Exchange Commission.]

                              (B) If ALZA [***], then ALZA will expand the scope
                        of Ardent's license in Section 14.4.1(b) to include [***]. Other than providing the specific information and licenses described herein, ALZA will have no obligation to provide any additional information or assistance to Ardent [***].

            14.4.2 If such termination is effective on or after [***] and, at such time, ALZA or any of its Affiliates is [***], at Ardent's request, the parties will use good faith efforts to [***]. ALZA's obligation to [***] will terminate [***] following termination of the Agreement or such earlier time as Ardent is able to [***]. Ardent will use commercially reasonable efforts to [***]. Other than providing the information and licenses described herein, ALZA will have no obligation to provide any additional information or assistance to Ardent or [***].

            14.4.3 If at the time of termination, [***], ALZA will use good faith efforts to assign to Ardent [***] and will not interfere or object to Ardent [***].

            14.4.4 ALZA expressly retains all of its rights under all licensed information and patents except as ALZA has explicitly licensed to Ardent herein the right to use such information to develop, use, make, have made, import, offer for sale and sell Compound and Products.

            14.4.5 If commercialization of any Intravenous Product or [***] Product has commenced in any country of the Territory prior to termination, ALZA will grant to Ardent an exclusive license, with the right to sublicense, to any trademarks used by ALZA exclusively for such commercialized Products (but not including any trademarks for any ALZA technologies if such technologies are identified by marks separate from that of the trademark for the Products) (the "Product Marks"), and any domain names containing Product Marks solely in connection with the manufacture, importation, use, offer to sale and sale of Intravenous Products and [***] Products, which license will be in the form of the Trademark License Agreement. If the parties enter into the Trademark License Agreement pursuant to this Section 14.4.5, Ardent will pay ALZA a trademark royalty equal to [***] of Net Sales of Products using any Product Marks.

      14.5 Additional Effect of Termination Pursuant to Section 14.3(a) After Exercise of Option. If ALZA terminates this Agreement pursuant to Section 14.3(a) after ALZA has exercised the Option, in addition to any other rights ALZA has pursuant to such termination, ALZA will have the right to receive, and Ardent will pay to ALZA, the following amounts:

            (a) (i) Ardent will pay to ALZA a royalty (at the rate specified in clause (ii) of this paragraph (a)) on Net Sales of Products following the effective date of termination; provided, however, that such royalty will terminate when [***].

[*Confidential treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with a series of three asterisks [***], has been filed separately with the Securities and Exchange Commission.]

                  (ii) The royalty  payable  under clause (i) of this  paragraph
(a) will be determined pursuant to the following [***].

      14.6 Effect of Termination Pursuant to Section 14.3(b), 14.3(c), 14.3(d), or 14.3(e).

            14.6.1 If ALZA  terminates  the Agreement due to Section  14.3(b) or
(c) and [***], Ardent's License grant to ALZA to the Ardent Intellectual Property and Other Information owned by Ardent will convert to an irrevocable, exclusive, fully paid-up License, with the right to sublicense under any and all intellectual property, patents, trade secrets and Ardent Know-How which are necessary or useful to develop, use make, have made, import, offer for sale and sell Compound or Product(s) in the Territory and, as of such date, ALZA will not owe any milestone or royalty payments to Ardent under Article V. Notwithstanding
Section 5.2.5, in the event ALZA obtains a fully paid-up License pursuant to this Section 14.6 and royalties and milestone payments to Ardent are no longer accruing under this Agreement, then as of the effective date of the fully paid-up License, ALZA will assume the payment of [***] based on sales of Products on or after such date. In the event ALZA terminates this Agreement pursuant to Section 14.3(b) and [***], then (a) ALZA's rights under the License to the Ardent Intellectual Property and Other Information owned by Ardent (and any ancillary rights derived therefrom) will survive termination, and (b) any milestone or royalty payments otherwise due from ALZA to Ardent under Article V following the effective date of such termination will be at a reduced rate equal to [***] of the rate which would have been payable if this Agreement had not been terminated.

            14.6.2 Notwithstanding anything in this Agreement to the contrary, if ALZA terminates the Agreement pursuant to Sections 14.3(d) or 14.3(e), then the sole effect of such termination will be as specified in Sections 14.8 [***].

      14.7 Effect of Termination on Rights to Additional Compounds. The provisions of Article X will not survive termination of the Agreement, except under the following limited circumstances.

            14.7.1 If the effective date of termination occurs during [***] or after ALZA has notified Ardent that [***], ALZA will continue to have the right to request [***]; provided, however, that ALZA will be required to fund [***]. If the parties cannot agree on such development plan and budget Ardent will so notify ALZA and within [***], (i) ALZA may elect to enter into the Additional Compound License Agreement, or (ii) if ALZA does not elect to enter into such agreement, ALZA's rights with respect to the Additional Compound will terminate.

            14.7.2 If the effective date of termination occurs while [***], then from and after the effective date of termination, ALZA will be required [***]. If the parties cannot agree upon [***], Ardent will so notify ALZA and ALZA will have [***] to make the same election specified in Section 14.7.1.

            14.7.3 If the effective date of termination occurs while [***], Ardent will so notify ALZA and ALZA will have [***] to make the same election specified in Section 14.7.1.

            14.7.4 Upon delivery of [***], ALZA will have [***] to [***]. If Ardent has delivered [***] to ALZA prior to the effective date of termination, ALZA will have until the earlier of [***] after delivery of [***] or [***] after the effective date of termination to make its election. If ALZA does not elect to enter into the Additional Compound License Agreement with Ardent for such Additional Compound within [***], then ALZA will have no further rights and Ardent will have no further obligations to ALZA with respect to such Additional Compound or [***].

[*Confidential treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with a series of three asterisks [***], has been filed separately with the Securities and Exchange Commission.]

            14.7.5 All Additional Compound License Agreements which have been executed by the parties prior to the effective date of termination will continue in full force and effect and will not be affected by termination of this Agreement.

      14.8 Other Residual Rights.

            14.8.1 Upon expiration of the Term of this Agreement (including earlier termination of this Agreement), except as specifically provided herein to the contrary, all rights and obligations of the parties under this Agreement will cease, except for the following rights and obligations which will survive termination:

                  (a) If termination occurs prior to ALZA's exercise of the Option, (i) the rights and obligations of the parties under Section 2.4.1 (other than the first sentence thereof) and (ii) unless such termination is by ALZA pursuant to Section 14.3(b), the rights and obligations of the parties under
Section 2.3 (other than the last sentence thereof);

                  (b) Each party's obligations to pay amounts to the other party accruing hereunder up to the date of termination or thereafter (including royalties on all Products sold up to the date of termination or thereafter) and rights to retain all payments from the other party properly made pursuant this Agreement;

                  (c) If ALZA has obtained a fully paid-up  License  pursuant to
Section 14.6 of this Agreement, ALZA's rights to the fully paid-up License, and Ardent's rights and obligations described in Section 12.2.2; provided however, in the event that Ardent decides to not maintain a patent or abandon or not maintain an application for patent listed in Exhibit A, then the provisions of
Section 7.2.2(e) will apply;

                  (d) Ardent's obligations to pay amounts to ALZA accruing after the date of termination [***] as described in Article XIV;

                  (e) If ALZA has obtained a fully paid-up  License  pursuant to
Section 5.2.1, ALZA's rights to the fully paid-up License and

                  Ardent's rights and obligations described in the last two sentences of Section 12.2.2;

                  (f) Ardent's  responsibility to make all payments described in
Section 5.2.5;

                  (g) The  obligations  regarding  confidentiality  described in
Article XIII; (

                  h) All obligations for recordkeeping and accounting reports described in Section 5.2.8;

[*Confidential treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with a series of three asterisks [***], has been filed separately with the Securities and Exchange Commission.]

                  (i) The parties' right to inspect books and records of each other as described in Section 5.2.8;

                  (j) The parties' rights and obligations with respect to intellectual property as described in Article VII; provided that Sections 7.5 and 7.6 will survive only if the Agreement expires according to its terms or if ALZA terminates the Agreement pursuant to Sections 14.3(b) or (c);

                  (k) Obligations of defense and indemnity, described in Article XV;

                  (l) The parties' rights and obligations (including with respect to any representations or warranties herein made) arising prior to the effective date of such termination, or as a result of such termination, or which may thereafter come into being as the result of the breach of any of the terms or conditions of this Agreement that survive the termination of this Agreement pursuant to this Section 14.8;

                  (m) The parties' rights and immunities pursuant to the disclaimers set forth in this Agreement, under Section 11.3 hereof;

                  (n) The parties' rights and immunities pursuant to the limitations of liability set forth in this Agreement, under Section 15.6 hereof;

                  (o) If the Agreement is terminated for any reason other than by Ardent pursuant to Section 14.2, the parties' rights and obligations regarding Additional Compounds as described in Section 10.1.4;

                  (p) The parties' rights and obligations under the following additional provisions: Article I (Definitions); Article XIV (Term and Termination); Section 18.3 (Governing Law); Section 18.4 (Arbitration); Section
18.7 (Notices); Section 18.13 (Interest on Late Payments); and Section 18.15 (No Strict Construction); and

                  (q) If this Agreement has been terminated by ALZA pursuant to Sections 14.3(b) or 14.3(c), the parties' rights and obligations pursuant to
Section 18.2 (Rights In Bankruptcy).

      14.9 Disposal of Inventory.

            14.9.1 Commercial Products. Upon termination of this Agreement for any reason, ALZA will be free for a period of [***] following termination to sell its remaining and then existing inventory of Products, together with any additional quantities of Products which ALZA is then irrevocably obligated to purchase under contracts with Third Parties; provided, however, that ALZA will be obligated to pay Ardent the royalties applicable to said subsequent sales in accordance with the terms and conditions set forth in this Agreement.

            14.9.2 Compound Inventory. Upon termination of this Agreement for any reason, to the extent ALZA has inventory of Compound that it will not use for manufacture under other provisions of this Agreement, if requested by Ardent in writing, ALZA will sell to Ardent such unused Compound. If such Compound was provided to ALZA by Ardent, Ardent will reimburse ALZA its costs of returning the Compound and the amounts ALZA paid to Ardent for such Compound. For all other Compound, Ardent will pay ALZA for such Compound [***].

[*Confidential treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with a series of three asterisks [***], has been filed separately with the Securities and Exchange Commission.]

      14.10 Preservation of Rights Upon Termination. Except if termination is pursuant to Section 14.3(d) or 14.3(e), in which case the rights of the parties will be exclusively as specified in Section 14.6.2, the rights set out in this
Article XIV are without prejudice to any other rights a party may have in respect of any such termination.

                 XV. INDEMNIFICATION AND LIMITATION OF LIABILITY

      15.1 Indemnification by ALZA. In addition to any other rights Ardent may have at law or in equity, ALZA will indemnify, defend and hold harmless Ardent and its Affiliates, and their respective employees, officers and directors, and their successors and assigns (each, an "Ardent Indemnified Party") from and against any and all Damages which the Ardent Indemnified Party may incur, suffer or be required to pay to the extent resulting from or arising out of Claims by Third Parties: (i) relating to the manufacture, marketing, distribution, promotion or sale by ALZA or its Affiliates, subcontractors or sublicensees of the Compound or a Product; (ii) relating to any adverse event arising in connection with the manufacture, distribution or sale by ALZA or its Affiliates, subcontractors or sublicensees of the Compound or a Product; (iii) based on any breach of any representation, warranty or covenant of ALZA in this Agreement; and (iv) based on actions taken or omitted to be taken by ALZA or its Affiliates, subcontractors or sublicensees, or the employees, agents or representatives or any of them in performing the activities under this Agreement; provided, however, that to the extent any Claim against an Ardent Indemnified Party arises or results from Ardent's activities under the Co-Promotion Agreement, the indemnification provisions of the Co-Promotion Agreement will control.

      15.2 Indemnification by Ardent. In addition to any other rights ALZA may have at law or in equity, Ardent will indemnify, defend and hold harmless ALZA and its Affiliates and their respective employees, officers and directors, and their successors and assigns (each, a "ALZA Indemnified Party"), from and against any and all Damages which the ALZA Indemnified Party may incur, suffer or be required to pay to the extent resulting from or arising out of Claims by Third Parties: (i) relating to the manufacture, use or sale of the Compound or a Product by Ardent or its Affiliates or their sublicensees; (ii) based on any material breach of any representation, warranty or covenant by Ardent or any Affiliate or their sublicensees in this Agreement; and (iii) based on actions taken or omitted to be taken by Ardent, its employees, agents or representatives in performing the activities under this Agreement.

      15.3 Conditions of Indemnification of Third-Party Claims. The obligations and liabilities of an indemnifying party under Section 15.1 or 15.2 hereof with respect to Damages resulting from Claims by Third Parties will be subject to the following terms and conditions:

[*Confidential treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with a series of three asterisks [***], has been filed separately with the Securities and Exchange Commission.]

            15.3.1   Promptly   after   the   delivery   of  a  notice   seeking
indemnification in respect of a Claim and subject to Section 15.3.3, the indemnifying party may elect, by written notice to the indemnified party, to undertake the defense thereof, at the sole cost and expense of the indemnifying party. If the indemnifying party chooses to defend any Claim, the indemnified party will cooperate with all reasonable requests of the indemnifying party and will make available to the indemnifying party any books, records or other documents within its control that are necessary or appropriate for such defense.

            15.3.2 In the event that the indemnifying party, within a reasonable time after receipt of a notice seeking indemnification, does not so elect to defend such Claim, the indemnified party will have the right (upon further notice to the indemnifying party) to undertake the defense, compromise or settlement of such Claim for the account of the indemnifying party, subject to the right of the indemnifying party to assume the defense of such Claim pursuant to the terms of Section 15.3.1 at any time prior to settlement, compromise or final determination thereof, provided, that the indemnifying party reimburses in full all costs of the indemnified party (including reasonable attorney's fees and expenses) incurred by it in connection with such defense prior to such assumption.

            15.3.3 Notwithstanding anything in this Section 15.3 to the contrary, the indemnified party will be entitled to participate in (but not control) the defense of any action, with its own independent counsel reasonably acceptable to the indemnifying party at the sole expense of the indemnified party; provided, that, if the representation of the indemnifying party and the indemnified party by the same counsel would be a conflict of interest for such counsel, the indemnified party may elect to be represented by its own independent counsel, reasonably acceptable to the indemnifying party, without relieving the indemnifying party of its responsibility under this Article XV to defend the indemnified party by paying the reasonable fees and expenses of such separate counsel to the extent properly attributable to an indemnified Claim.

      15.4 Insurance. In addition to its duty to indemnify, ALZA and Ardent each will procure product liability insurance in commercially reasonable amounts naming the other party as an additional insured thereon. Alternatively, ALZA may establish a program of self insurance for the same risks, provided such program is in a form reasonably acceptable to Ardent.

      15.5 Settlements. No person who has undertaken to defend a Claim under Sections 15.3.1 or 15.3.2 will, without written consent of all indemnified parties, settle or compromise any Claim or consent to entry of any judgment, provided, however, that such consent will not be required if such settlement, compromise or judgment (i) includes as an unconditional term thereof the release by the claimant or the plaintiff of all indemnified parties from all liability arising from events which allegedly gave rise to such Claim and (ii) contains no restriction, limitation or prohibition of any kind on the manner in which any indemnified party conducts its business. Any payment made by a party to settle a Claim against it without obtaining such consent will be at its own cost and expense. Notwithstanding the foregoing, the indemnifying party will be liable under this Article XV for any settlement effected without its consent if the indemnifying party has refused to acknowledge liability for indemnification hereunder and/or declines to defend the indemnified party in any such Claim, action or proceeding and it is determined that the indemnifying party was liable to the indemnified party for indemnification related to such settlement.

[*Confidential treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with a series of three asterisks [***], has been filed separately with the Securities and Exchange Commission.]

      15.6 Disclaimer of Consequential  Damages.  IN NO EVENT WILL EITHER ARDENT
OR ALZA BE LIABLE TO THE OTHER FOR ANY SPECIAL, CONSEQUENTIAL (EXCEPT TO THE EXTENT RESULTING FROM CLAIMS OF THIRD PARTIES FOR WHICH INDEMNIFICATION IS REQUIRED UNDER THE FOREGOING PROVISIONS OF THIS ARTICLE XV), INCIDENTAL, OR PUNITIVE DAMAGES ARISING UNDER OR AS A RESULT OF THIS AGREEMENT (OR THE TERMINATION HEREOF) INCLUDING, BUT NOT LIMITED TO, THE LOSS OF PROSPECTIVE
PROFITS OR ANTICIPATED SALES, OR ON ACCOUNT OF EXPENSES, INVESTMENTS, OR COMMITMENTS IN CONNECTION WITH THE BUSINESS OR GOODWILL OF ALZA OR ARDENT OR OTHERWISE.

                            XVI. CO-PROMOTION RIGHTS

      16.1 Exercise of Co-Promotion Rights. ALZA will provide Ardent with written notice following its internal, corporate decision to commit resources to file an NDA for the first Intravenous Product (the "NDA Notice"). Together with the NDA Notice, ALZA will provide Ardent with [***]. Within [***] after delivery of such notice, ALZA will also provide Ardent with [***]. Ardent will have until the later of [***] after receipt of [***] or [***] after delivery of [***] to notify ALZA in writing (the "Co-Promotion Notice") (a) that Ardent elects to Co-Promote the first Intravenous Product in the Co-Promotion Territory and (b) [***] under the terms of the Co-Promotion Agreement ("Co-Promotion Agreement"). Within [***] following ALZA's receipt of Ardent's Co-Promotion Notice, ALZA and Ardent will execute the Co-Promotion Agreement; provided, however, that if an Affiliate of ALZA will be marketing the Intravenous Product and booking sales for the Intravenous Product, the Co-Promotion Agreement will be entered into between Ardent and such Affiliate and the Co-Promotion Agreement will be revised accordingly. Except as specified in this Section, Ardent will not have the right to co-promote any other Products or to co-promote the first Intravenous Product outside of the Co-Promotion Territory. If Ardent fails to deliver the complete Co-Promotion Notice within the time specified herein, Ardent's rights to Co-Promote the first Intravenous Product in the Co-Promotion Territory will terminate.

      16.2 Co-Promotion of Additional Compounds. Each Additional Compound License Agreement entered into pursuant to Article X will contain a provision that states that if ALZA ceases to develop or commercialize any Intravenous Product incorporating the Compound, and at its sole option develops and commercializes an "Intravenous Product" incorporating the Additional Compound (where the term "Intravenous Product" is defined in the Additional Compound License Agreement as it is in this Agreement but revised to reference the Additional Compound rather than the Compound for this purpose), then Ardent will have the same Co-Promotion option as specified in the preceding paragraph of this Section XVI, with respect to the "Intravenous Product" which includes the Additional Compound.

[*Confidential treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with a series of three asterisks [***], has been filed separately with the Securities and Exchange Commission.]

                             XVII. COMPOUND SUPPLIES

      17.1 ALZA (itself or through an Affiliate) will have the right to manufacture Compound and Product(s), and will have the right, in its sole discretion, to appoint one or more Third Parties to manufacture Compound and/or Product(s).

      17.2 Upon ALZA's request, Ardent will supply ALZA with Compound in such forms and quantities as ALZA reasonably requests to complete additional pre-clinical, Phase I Clinical Studies and Phase II Clinical Studies, [***]. Ardent will provide ALZA with all relevant information available and known to Ardent concerning the safety, handling, use, disposal, and environmental effects of Compound. To the extent such information is proprietary, Ardent will continue to own it, and such information will be included in the license granted to ALZA under Article IV.

      17.3 Compound supplied by Ardent to ALZA will meet Compound Specifications and will not be misbranded or adulterated. Compound will be manufactured in accordance with GMPs; provided, however, that Ardent may supply Compound not manufactured in accordance with GMPs if specifically intended for non-human testing and as agreed to in writing by ALZA.

      17.4 Ardent will use diligent efforts to transfer to ALZA, or (upon execution of a suitable confidentiality agreement) its Third Party manufacturer of Compound, all Ardent Know-How and other Ardent Confidential Information, reasonably necessary for ALZA or its Affiliates or its Third Party manufacturer, to manufacture Compound, including any and all analytical methods.

                              XVIII. MISCELLANEOUS

      18.1  [***]:

            18.1.1      [***].

            18.1.2      [***].

            18.1.3      [***].

            18.1.4      [***].

            18.1.5      [***].

            18.1.6      [***].

            18.1.7      [***].

            18.1.8      [***].

            18.1.9      [***].

      18.2  Rights in Bankruptcy.

[*Confidential treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with a series of three asterisks [***], has been filed separately with the Securities and Exchange Commission.]

            (a) It is the intention of ALZA and Ardent that ALZA's rights under this Agreement will remain in place if Ardent files a petition in bankruptcy, is adjudicated as bankrupt or files a petition or otherwise seeks relief under any bankruptcy, insolvency or reorganization statue or proceeding, or a petition in bankruptcy is filed against it or is not dismissed within 60 days, or it becomes insolvent or makes an assignment for the benefit of creditors or a custodian, receiver or trustee is appointed for it or a substantial portion of its business or assets or admits in writing its inability to pay its debts as they become due (each a "Bankruptcy Event"). It is the intention of ALZA and Ardent that ALZA's exclusive rights and licenses to commercialize and market Compound and Products in the Territory and its first right to acquire rights to Additional Compounds continue, without impairment, if and after any Bankruptcy Event. To the end, ALZA may make direct arrangement with Ardent's suppliers to obtain the Compound, and any related testing or other services, and to continue developing and commercializing Products.

            (b) All rights and licenses granted under this Agreement by Ardent to ALZA are, and will otherwise be deemed to be, for purposes of Section 365(n) of the Bankruptcy Code, licenses or other rights to "intellectual property" as defined under Section 101(52) of the Bankruptcy Code. Ardent and ALZA agree that ALZA, as licensee of such rights under this Agreement, will retain and may fully exercise all of its rights and elections under the Bankruptcy Code. Ardent and ALZA further agree that, in the event of the commencement of a bankruptcy proceeding by or against Ardent under the Bankruptcy Code, ALZA will be entitled, to the extent practicable, to a complete duplicate of all embodiments of such intellectual property, and such items, if not already in its possession, will be promptly delivered to ALZA upon (i) any such commencement of a bankruptcy proceeding unless Ardent elects to continue to perform all of its obligations under this Agreement or (ii) if not delivered under (i) above, immediately upon the rejection of this Agreement by or on behalf of Ardent.

            (c)   [***].

            (d) If, under the Bankruptcy Code or successor similar law, a trustee in bankruptcy of Ardent, or Ardent, as debtor, desires to assign this Agreement to a Third Party in accordance with the Bankruptcy Code, the trustee or Ardent, as the case may be (in either case, the "Debtor"), will notify ALZA. The notice will set out the name and address of the proposed assignee, the proposed consideration for the assignment and all other relevant data about the proposed assignment. The giving of this notice will constitute the grant to ALZA of an option to have this Agreement assigned to ALZA or to ALZA's designee for the consideration, or its equivalent in money, and upon the terms specified in the notice. The option may be exercised only by notice given by ALZA to the Debtor no later than 30 days after ALZA's receipt of the notice from the Debtor unless a shorter period is deemed appropriate by the court in the bankruptcy proceeding. If ALZA does not exercise its option in a timely manner, then the Debtor may complete the assignment, but only if the assignment is to the entity named in the notice and for the consideration and upon the terms specified in the notice. Nothing in this Section 18.2 is intended to impair any rights which ALZA may have as a creditor in the bankruptcy proceeding.

            (e)   [***].

[*Confidential treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with a series of three asterisks [***], has been filed separately with the Securities and Exchange Commission.]

      18.3 Governing Law. This Agreement will be deemed to have been made in the State of New York and its form, execution, validity, construction and effect will be determined in accordance with the laws of the State of New York, without giving effect to the principles of conflicts of law thereof. The application of the United Nations Convention for Contracts for the International Sales of Goods is hereby expressly excluded. 18.4 Arbitration. Any dispute, claim or controversy arising out of or relating to this Agreement will be resolved in accordance with Exhibit H attached hereto.

      18.5 Assignment and Binding Effect.

            18.5.1 This Agreement may not be assigned by either party without the prior written consent of the other, except as otherwise permitted under this
Section 18.5:

                  (a) Ardent may assign this Agreement to an Affiliate or to a Third Party without such prior written consent as part of a merger (including Ardent's merger with Enhance Biotech, Inc., to which ALZA hereby nevertheless consents), consolidation, sale, or transfer of all or substantially all its assets; but only if the assignee has or simultaneously acquires all of the necessary rights and other assets to perform Ardent's obligations under this Agreement.

                  (b) ALZA may assign this Agreement to any Affiliate.

             18.5.2 The assignor will promptly notify the other party of any assignment pursuant to Section 18.5.1, including the identity of the assignee and the manner of assignment. Notwithstanding any assignment under Sections 18.5.1(a) or 18.5.1(b) above, such assignor will continue to be primarily liable for such assignee's performance hereof and compliance herewith.

            18.5.3 Any assignment in violation of this Section 18.5 will be void and of no effect.

            18.5.4 This Agreement, and the rights and duties of the parties therein contained, will be binding upon, and will inure to the benefit of, the parties and their respective legal representatives, successors and permitted assigns. 18.6 Relationship of the Parties. The relationship of the parties hereto is that of independent contractors. Nothing in this Agreement or the relationship of the parties will be construed to constitute, create, give effect or otherwise imply a joint venture, agency, partnership or other formal business organization or any employer/employee relationship of any kind between the parties. Each party will be solely responsible for all employer obligations relating to its employees, including their hiring and dismissal, salaries, wages, benefits, legal and regulatory compliance, discipline and all related matters.

      18.7 Notices. All notices, requests and other communications required or permitted to be given hereunder or with respect hereto will be in writing, and may be given by (i) personal service, (ii) registered first-class United States mail, postage prepaid, return receipt requested, or (iii) overnight delivery service, charges prepaid, and in each case addressed to the other party at the address for such party as set forth below, and will be effective upon receipt in the case of clauses (i) or (iii) above, and five days after mailing in the case of clause (ii) above.

[*Confidential treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with a series of three asterisks [***], has been filed separately with the Securities and Exchange Commission.]

            If to ALZA:       ALZA Corporation
                              1900 Charleston Road
                              Mountain View, CA  94043
                              Attention:        Legal Department

            If to Ardent:           Ardent Pharmaceuticals, Inc.
                              631 United Drive, Suite 200
                              Durham, NC  27713
                              Attention:  Vice President, Commercial

                                          and Business Development

The address of either party set forth above may be changed from time to time by written notice in the manner prescribed herein from the party requesting the change.

      18.8 Waivers. The waiver by either party of a default or a breach of any provision of this Agreement by the other party will not operate or be construed to operate as a waiver of any subsequent default or breach. The continued performance by either party with knowledge of the existence of a default or breach will not operate or be construed to operate as a waiver of any default or breach.

      18.9 Entire Agreement. This Agreement (including the Exhibits hereto) constitutes the entire agreement between the parties relating to the subject matter hereof, superseding all agreements dated prior to the date hereof and all prior negotiations between the parties. In the event of any inconsistency between this Agreement and any procedures or other ancillary agreements or documents contemplated by this Agreement, the terms of this Agreement will govern.

      18.10 Amendment. This Agreement may not be amended, supplemented or otherwise modified except by an instrument in writing signed by both parties that specifically refers to this Agreement.

      18.11 Severability. If any provision of this Agreement is held by a court of competent jurisdiction to be invalid or unenforceable, it will be modified, if possible, to the minimum extent necessary to make it valid and enforceable or, if such modification is not possible, it will be stricken and the remaining provisions will remain in full force and effect.

      18.12 Counterparts. This Agreement may be executed in more than one counterpart, each of which will be deemed to be an original but all of which taken together will be deemed a single instrument. A facsimile transmission of the signed Agreement will be legal and binding on both parties.

      18.13 [***].

      18.14 Headings and References. All section headings contained in this Agreement are for convenience of reference only and will not affect the meaning or interpretation of this Agreement.

      18.15 No Strict Construction. This Agreement has been prepared jointly and will not be strictly construed against either party.

[*Confidential treatment has been requested as to certain portions of this document. Each such portion, which has been omitted herein and replaced with a series of three asterisks [***], has been filed separately with the Securities and Exchange Commission.]

      IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have caused this Agreement to be executed by their duly authorized representatives as of the date first written above.

Ardent Pharmaceuticals, Inc.                    ALZA Corporation

By:                                             By:
    ---------------------------                     ----------------------------

Print:                                          Print:
       -------------------------                      -------------------------

Title:                                          Title:
      --------------------------                       -------------------------

Date:                                           Date:
      --------------------------                      --------------------------